UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International

2011 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2011 Annual Report

2	Understanding Your Expenses

3	Vaccines: Medicine's Greatest Lifesaver

6	Performance Review

8	Statement of Investments

19	Statement of Assets and Liabilities

19	Statement of Operations

20	Statement of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Federal Income Tax Information

28	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2011, CWAM managed $29.4 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Vaccines: Medicine's Greatest Lifesaver" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2011 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International	1,000.00	1,000.00	829.20	1,020.46	4.22	4.66	0.92

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Wanger International 2011 Annual Report

Vaccines: Medicine's Greatest Lifesaver

I recently read several books on the history of vaccines. As one of the authors put it, "Of all of the benefits of medical science, vaccination is at or near the summit."1

Deadly Diseases

"Bring out your dead!" cries a wretched man pulling a cart of bodies in Monty Python and the Holy Grail. Set in the middle ages, the movie makes fun of the impact of communicable disease at that time. In reality, such diseases were no laughing matter. Once mankind transitioned from isolated bands of nomadic hunter-gatherers to more densely populated groups of farmers, epidemic diseases began to ravage civilization.

Remarkable progress has been made as fatal, communicable disease has now become rare in the developed world. Clearly, improved sanitation and nutrition have helped, but much of the credit goes to the development of vaccines.

The First Vaccine

Dating back to at least the time of the Pharaohs, waves of smallpox epidemics ravaged mankind. In populations previously subject to the disease, mortality rates for those infected could be more than 30% and, for other populations, much more.2 North American Indians had little immunity to the disease. Their population decreased 99% between Columbus's voyage in 1492 and the year 1800, and smallpox was the largest killer.3

People observed that the disease was communicable and one who survived a smallpox infection became immune to the next epidemic of the disease. In ancient China and more recently in Asia and Africa, a crude form of vaccination called variolation developed whereby fluid from a smallpox pustule or parts of smallpox scabs were scraped into the skin of a healthy person. In most cases, immunity would build up before the disease reached a vital organ and the individual would survive.

In 1790, Lady Montague, the wife of the British ambassador to the Ottoman Empire, introduced variolation to Britain. The process was far riskier than vaccines today; most people suffered severe side effects and up to about 3% of those treated died as a result.4 But these were much better odds than for those infected with smallpox.

Edward Jenner, a pharmacist in England, learned that milkmaids were immune to smallpox because they often suffered blisters from cowpox, a related disease. In 1796, Jenner began experimenting with variolating using fluid from a milkmaid's cowpox blisters, rather than smallpox sores. When his subjects were later variolated with smallpox fluid, no reaction occurred, indicating that they were immune from smallpox. Immunization using cowpox fluids rose rapidly and protected millions of people.5

A cowpox-derived vaccine for smallpox continued to be used well into the 20th century, including use by six million New Yorkers who were inoculated during a smallpox scare in 1947. Smallpox was eradicated from nature; the last case occurred in India in 1975.6 Smallpox immunizations ended when health authorities judged the risk of side effects from the vaccine exceeded the risk of the disease returning.

The Golden Age of Vaccines

Beginning in the 1860s, tremendous scientific advances were made. Robert Koch's laboratory in Germany identified bacteria as the source of many diseases and proved that bacteria grown in a lab could cause disease.7 Koch's lab created some vaccines, including those for diphtheria and tetanus.

In France, Louis Pasteur stunned the world by developing the first rabies vaccine in 1885; until then rabies infections resulted in horrible deaths. His mantra was to "isolate, attenuate and vaccinate" the pathogen causing a disease.8 He attenuated a germ by having it reproduce in petri dishes or animal cells where it would evolve in order to optimize in its new environment. Once it evolved to the point it would no longer thrive in and harm humans, it was injected into humans with the hope that the subject would build immunity to full power germs. The Goldilocks trick of course was to make the attenuated germ weak enough so as not to cause harm, but strong enough to create immunity.

While scientific understanding of disease increased rapidly, it was primitive compared to modern times. Diagnostic tools were poor. Bacteria could be seen by optical microscopes, but viruses were unseen until the development of the electron microscope in the 1930s. Viruses were inferred to exist as a result of an 1898 experiment by Danish professor Martinus Beijerinck, who filtered bacteria out through unglazed porcelain containers, but observed remaining, and much smaller, disease-causing elements. Scientists learned how to grow viruses in laboratories only in the late 1940s.9

Early vaccines were dangerous and unreliable by today's standards, though far less dangerous than the underlying diseases they prevented. Vaccines did not stop the great influenza epidemic of 1918-1919. Of a worldwide population of one billion, an estimated 500 million were infected and more than 50 million people died.10 This virus was unusual in that it had high mortality among young, healthy people.

Vaccines continued to progress. During World War II, all 11 million U.S. soldiers were vaccinated for typhoid, tetanus, smallpox, cholera and plague. Vaccines, coupled with antibiotics, drastically improved their health. Disease deaths outnumbered battle deaths by 13:1 in the Spanish American War, matched them in World War I and were outnumbered by 1:85 in World War II.11

Maurice Hilleman's Mission

Maurice Hilleman had a role in creating more vaccines than anyone else in history, some three dozen. As noted by Arthur Allen, author of Vaccine, The Controversial Story of Medicine's Greatest Lifesaver, "...his products undoubtedly

Wanger International 2011 Annual Report

saved more lives than those of any other individual in the past half-century."12

Hilleman grew up in Montana, and earned a Ph.D. in microbiology at the University of Chicago where he discovered that chlamydia is a tiny bacteria rather than a virus. He then stunned his mentors by departing academia to work in industry. At Squibb, he developed a vaccine against Japanese B encephalitis to protect American Pacific troops during World War II. In 1948, he joined the Walter Reed Army Medical Center, then a hub of vaccine development.

In 1957, Hilleman moved to Merck, where he continued to develop vaccines well past his official retirement in 1984. He had a tremendous work ethic, often working seven days a week and expecting the same from his staff. He and his team were on a mission to rid the world of disease. They developed eight of 14 now common vaccines for measles, mumps, hepatitis A and B, chickenpox, meningitis, pneumonia and Hib (hemophilus influenza, which harms infants and young children).13 One of his accomplishments was the combination MMR (measles, mumps and rubella) vaccine.

Hilleman discovered that the influenza virus is particularly difficult to deal with due to frequent minor drifts in its surface, which each year makes the last year's vaccine obsolete. Periodically, the virus shifts its surface characteristics substantially, becoming much more virulent. Hilleman inferred that a shift occurred in Hong Kong in 1957 and, by having Merck produce 40 million doses of vaccine, saved thousands of lives in America. Potential future shifts keep virologists up at night.

Hilleman helped develop the first two anti-cancer vaccines. One vaccine prevents hepatitis B, the third most common known cause of cancer in the world (after sunlight and smoking).14 It was the first vaccine utilizing recombinant technology and the first made by a single protein. His innovations helped create a vaccine to prevent HPV (human papillomavirus), the cause of cervical cancer. Hilleman had high integrity, as he refused to risk changes in manufacturing processes in order to enhance yields and profits.15 He died in 2005 at age 85.

Vaccine Scares

Two notable scares set back progress on vaccine usage.

In 1982, a TV station in Washington D.C. aired "Vaccine Roulette," a story highlighting risks of the DTP (diphtheria, tetanus, pertussis) vaccine. It showed reactions well known to physicians, including cases of seizures, high fevers and fainting. In a case of ambush journalism, it edited doctors' comments out of context and failed to mention that none of the victims portrayed suffered permanent damage. Other media quoted the story further out of context, claiming permanent damage. The media also failed to mention the consequences of contracting the underlying diseases.16

In 1998, the British medical journal The Lancet published a paper alleging a link between the MMR vaccine and autism.17 It claimed that, in some cases, the vaccine caused the measles virus to lodge in the intestines and create leakage, allowing opioid peptides to escape and penetrate the brain, causing autism. The paper was under fire by scientists immediately. The opioid causation theory had already been widely discredited, the findings of measles in intestines could not be duplicated by other scientists and there was no comparison between autism rates of children who got the vaccine and those who did not. A review by 37 experts found that the theories were "biologically implausible," and the conclusions essentially worthless.18

Fourteen separate groups of investigators did statistical studies that also refuted the link.19 One notable study covered 530,000 children in Denmark from 1991-1998, comparing vaccinated and unvaccinated children. It showed "strong evidence against the hypothesis that MMR vaccination causes autism."20 By 2004, 10 of the original 12 authors of The Lancet article withdrew their support of the paper.21 The Lancet formally retracted the paper in 2010 and, that same year, the primary author of the paper had his U. K. medical license revoked.

Once the MMR-autism link was largely discredited, vaccine opponents claimed a link between mercury in vaccines and autism. Minute amounts of ethyl mercury were utilized in vaccines, usually less than the more toxic methyl mercury infants get exposed to from the environment. Combined, in some cases, the dosage did exceed government guidelines, so the mercury was removed. Studies showed that reported rates of autism continued to climb once mercury was removed from vaccines.22 "In spite of all the concern...there has not been a single case of proven mercury toxicity from vaccines...," writes Kurt Link, author of The Vaccine Controversy: The History, Use, and Safety of Vaccinations.23

Unfortunately, many people appear to rely on one-sided scares and opinions expressed in talk shows and by celebrity activists, rather than on scientific evidence. Immunization rates around the world have fluctuated with publicity, funding for inoculations, public policy and legal requirements. Where immunizations have dropped, outbreaks have occurred. A diphtheria epidemic hit the former Soviet Union in 1993, causing 4,000 deaths.24 In Japan, where pertussis immunizations fell from 80% in 1974 to 10% in 1976, a 1979 epidemic of that disease resulted in 13,000 infections and 41 deaths.25 In the United States, where pockets of low immunization rates exist, outbreaks occur. Some of the Chicago suburbs are currently experiencing a whooping cough outbreak.26

Perspectives on Risks

There have been mistakes in vaccine development, production and use that have resulted in injuries and deaths. However, those numbers pale in comparison to the injuries and deaths caused by the underlying diseases that are being conquered by vaccines. While rare

Wanger International 2011 Annual Report

vaccine side effects continue to exist, drugs and vaccines come with disclosures of the known side effects and risks, however unlikely. Diseases don't.

Many people believe some vaccine-preventable diseases to be fairly benign and some are, in most cases. Yet measles is one of the most contagious viruses and has killed more children than any other disease in history.27 It hospitalized 48,000 Americans yearly in the 1960s and killed 400 during a 1964 epidemic.28

Chickenpox is perceived to be a mild disease and it usually is. Acquiring chickenpox creates lifetime immunity to the disease (though susceptibility to shingles) so some question the usefulness of the vaccine. However, Paul Offit, author of Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, points out that chickenpox creates risk of encephalitis, hepatitis, pneumonia and Group A streptococci, the "flesh-eating bacteria." He notes that, before the vaccine, some 10,000 people a year were hospitalized and 100 died annually in the United States due to the disease or related illnesses.29

German measles (rubella) was considered a benign illness featuring a rash and a low fever until Australian ophthalmologist Sir Norman McAllister Gregg discovered a link to birth defects. When striking a mother in her first trimester, rubella causes fetal anomalies in 90% of pregnancies. In 1964-65, prior to the rubella vaccine, the last major epidemic in the United States caused thousands of birth defects.30 Hilleman's MMR vaccine was approved in 1971 and the number dropped to seven U.S. cases in 1983.31

Whooping cough (pertussis) is a horrible disease for babies and small children. Babies have died because of outbreaks when vaccination rates declined as a result of scares. The underlying vaccine has changed since the "Vaccine Roulette" television program, to an acellular version with fewer side effects.32 That is why the combination vaccine is now called DTaP rather than DTP.

While no vaccine is 100% effective, the fact remains that if the vast majority of people are vaccinated, a disease cannot infect enough victims to spread. Link writes, "In the prevaccine era, every family lost a child or knew of one so lost due to vaccine-preventable diseases. Today in the USA, the death of a child is an unexpected tragedy; in the past it was an expected sorrow."33 American life expectancies increased 30 years during the 20th century, largely due to vaccines.34

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 3-5 of this report is unaudited.

1  Link, M.D., Kurt, The Vaccine Controversy, The History, Use, And Safety of Vaccinations, (Westport, Connecticut, Praeger Publishers 2005) p. 38.

2  Mnookin, Seth, The Panic Virus, A True Story of Medicine, Science, and Fear, (New York, New York, Simon & Schuster 2011) p. 30.

3  Offit, M.D., Paul A., Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, (New York, New York, HarperCollins Publishers 2007) pg. 32.

4  Link, M.D., Kurt, op. cit., p. 12.

5  Allen, Arthur, Vaccine, The Controversial Story of Medicines Greatest Lifesaver, (New York, New York, W. W. Norton & Company 2007) p. 49-50.

6  Ibid., p. 115, 303.

7  Offit, M.D., Paul A., op. cit., p. 144.

8  Allen, Arthur, op. cit., p. 65, 121.

9  Offit, M.D., Paul A., op. cit., p. 37, 41-42.

10  Ibid., p. 2-3.

11  Allen, Arthur, op. cit., p. 119, 159.

12  Ibid., p. 221.

13  Link, M.D., Kurt, op. cit., p. 101.

14  Offit, M.D., Paul A., op. cit., p. 115.

15  Ibid., p. 130, 156.

16  Allen, Arthur, op. cit., p. 251-256.

17  Wakefield, Andrew J., et al., "Ileal-lymphoid-nodular Hyperplasia, Non-Specific Colitis, and Pervasive Developmental Disorders in Children," The Lancet 351, Issue 9103 (1998), p. 637-41.

18  Mnookin, Seth, op. cit., p. 106-107, 114.

19  Offit, M.D., Paul A., op. cit., p. 167.

20  Mnookin, Seth, op. cit., p. 163.

21  Murch, Simon H., et al., "Retraction of an Interpretation," The Lancet 363, Issue 9411 (2004), p. 750.

22  Mnookin, Seth, op. cit., p. 167.

23  Link, M.D., Kurt, op. cit., p. 21.

24  Ibid., p. 57.

25  Mnookin, Seth, op. cit., p. 277.

26  Synett, Lawerence, "Whooping Cough Strikes Collar Counties," Chicago Tribune, December 6, 2011.

27  Mnookin, Seth, op. cit., p. 19.

28  Allen, Arthur, op. cit., p. 217.

29  Offit, M.D., Paul A., op. cit., p. 102.

30  Link, M.D., Kurt, op. cit., p. 82-84.

31  Allen, Arthur, op. cit., p. 240.

32  Ibid., p. 352, 286.

33  Link, M.D., Kurt, op. cit., p. 163.

34  Offit, M.D., Paul A., op. cit., p. xiv.

Wanger International 2011 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger International ended 2011 down 14.62%, outperforming the 16.94% decline of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. International small-cap stocks underperformed larger-cap stocks in a year marked by extreme volatility and high correlation among most risk assets. For comparison, the large-cap developed international market, as tracked by the MSCI EAFE Index, declined 12.14% during the year.

In 2010, the economic schism between stagnant, deflating developed economies and the high-growth inflationary emerging economies bore out in the strong performance of emerging market stocks. In 2011, fears of a renewed global recession dragged down all markets tied to economic growth, especially those of Europe and the emerging markets. Although early concerns over inflation in China, India and Brazil abated as the year progressed, they were replaced by the far greater concerns of potential sovereign debt defaults in Europe. European banks are important lenders in Asia and Latin America. Investors worried that the banks could serve as a transmission mechanism of European credit contraction.

Notwithstanding the horrific news related to the Japanese tsunami and associated nuclear catastrophe in the spring, Japanese equities proved to be among the best performers globally in 2011. The Fund's Japanese holdings, which represented on average 17% of the portfolio, fell less than 1% in U.S. dollar terms, buoyed in part by an appreciating yen. Internet-related companies Gree (a social networking game developer) and Start Today (an online apparel retailer) posted 181% and 86% gains, respectively, for the year for Wanger International. Investors became enthusiastic about their innovative business models, prospective near-term earnings growth in excess of 50% and high valuations assigned in transactions involving internet-related companies elsewhere in the world. We like these businesses and remain invested, but took some money off the table in both cases to fund more attractively valued new ideas.

As mentioned above, the European debt crisis became the overriding political and economic development affecting global risk premiums in the year and did take a toll on the Fund's equity holdings. Continental European holdings were off over 18%. Danish enzyme manufacturer Novozymes was an exception and up almost 11% for the year. On the downside, German auto supplier and defense contractor Rheinmetall was off 44% for the year despite solid improvements and respectable growth in its exhaust-system business, where fuel efficiency and tightening emission standards are creating opportunity. In the age of European austerity, however, the outlook for defense spending has soured, which explains the disappointing share price movement as earnings multiples of European defense stocks contracted.

Emerging market small-cap stocks, strong performers in 2010, were the worst performing equity class in 2011. The Fund's Brazilian holdings declined more than 30%, Chinese holdings more than 35% and Indian holdings more than 53%. At the end of the year, emerging market stocks represented about 24% of the Fund's assets, which compares with a benchmark weight of 25%. Our full weight here reflects our conviction in the long-term underlying opportunities offered by emerging market small-cap stocks as these emerging societies continue to negotiate the transition from informal to formal economies and raise the purchasing power and living standards of millions of people.

2012 has several major catalysts that we believe will affect global risk and the opportunity for continued growth in international small-cap equities. In the beginning of the year, all eyes will continue to look toward Europe for a resolution on the euro debt crisis. This is expected to be resolved before the high rhetoric associated with major elections of new governments in both China and the United States in the fall. As always, we will continue to work hard to find and invest in dynamic growth companies for you, our shareholders.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Novozymes	0.9%
Gree	0.7%
Rheinmetall	0.5%
Start Today	0.2%

Wanger International 2011 Annual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through December 31, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2011, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/11

1. Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.2%
2. Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.2%
3. Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	1.2%
4. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1%
5. Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.1%
6. Gemalto (France) Digital Security Solutions	1.1%
7. Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
8. Localiza Rent A Car (Brazil) Car Rental	1.0%
9. Olam International (Singapore) Agriculture Supply Chain Manager	1.0%
10. Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	0.9%

Top 5 Countries

As a percentage of net assets, as of 12/31/11

Japan	18.1%
United Kingdom	6.7
Taiwan	6.0
Netherlands	4.9
United States	4.7

Results as of December 31, 2011

	4th quarter	1 year	5 years	10 years
Wanger International	1.63%	-14.62%	0.21%	10.91%
S&P Global Ex-U.S. Between $500M and $5B Index*	0.75	-16.94	-0.58	11.10
MSCI EAFE Index	3.33	-12.14	-4.72	4.67
Lipper International Growth Funds Variable Underlying Index	5.28	-13.10	-3.45	4.18

* The Fund's primary benchmark.

NAV as of 12/31/11: $28.79

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.04%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. Please see Note 4 to the Financial Statements on Page 24 for more information about the Fund's fees and expenses.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The Lipper International Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper International Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	Equities – 97.1%
	Asia – 43.3%
	Japan – 18.1%
864,789	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$7,702,340
2,843,000	Seven Bank ATM Processing Services	5,563,534
369,100	Kuraray Special Resin, Fine Chemical, Fibers & Textures	5,238,144
212,600	Hoshizaki Electric Commercial Kitchen Equipment	4,987,662
247,042	Aeon Delight Facility Maintenance & Management	4,980,148
143,400	Gree Mobile Social Networking Game Developer/Platform	4,929,558
2,963	Wacom Computer Graphic Illustration Devices	4,493,748
84,111	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	4,047,540
963	Orix JREIT Diversified REIT	3,960,430
1,920	Advance Residence Investment Residential REIT	3,704,080
264,609	Japan Airport Terminal Airport Terminal Operator at Haneda	3,443,458
36,599	Nakanishi Dental Tools & Machinery	3,377,585
255,000	Park24 Parking Lot Operator	3,372,771
116,041	Kintetsu World Express Airfreight Logistics	3,370,469
283,000	NGK Insulators Ceramic Products for Auto, Power & Electronics	3,350,583
3,190,700	Shinsei Bank Commercial Bank	3,299,068
3,250	Jupiter Telecommunications Largest Cable Service Provider in Japan	3,289,673
110,416	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	3,255,094
243,200	Asahi Diamond Industrial Consumable Diamond Tools	2,926,435
147,503	Ibiden Electronic Parts & Ceramics	2,904,048

Number of Shares		Value
335,000	Shimadzu Analytical Instrument, Medical & Industrial Equipment	$2,825,067
130,518	Glory Currency Handling Systems & Related Equipment	2,807,484
181,360	Ushio Industrial Light Sources	2,606,638
158,847	Daiseki Waste Disposal and Recycling	2,580,999
110,825	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	2,351,123
57,500	Pigeon Baby Care Products	2,343,602
355	Fukuoka REIT Diversified REIT in Fukuoka	2,332,444
90,146	Icom Two Way Radio Communication Equipment	2,305,316
700	Mori Hills REIT Investment Tokyo Centric Diversified REIT	2,286,029
780	Kenedix Realty Investment Tokyo Mid Size Office REIT	2,261,533
96,700	Misumi Group Industrial Components Distributor	2,213,009
78,358	Miura Industrial Boiler Manufacturer	2,207,014
60,986	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	2,126,287
238,900	Sintokogio Automated Casting Machines, Surface Treatment System & Consumables	2,094,926
162,666	Torishima Pump Manufacturing Industrial Pump for Power Generation & Water Supply Systems	2,081,820
32,000	FP Corporation Disposable Food Trays & Containers	2,073,246
39,000	Disco Semiconductor Dicing & Grinding Equipment	2,030,733
57,179	Start Today Online Japanese Apparel Retailer	1,341,423
2,900	Doshisha Wholesaler	83,633
		123,148,694

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	Taiwan – 6.0%
4,533,000	Far Eastone Telecom Taiwan's 3rd Largest Mobile Operator	$8,515,240
833,400	President Chain Store Taiwan's Number One Convenience Chain Store Operator	4,538,606
705,440	Simplo Technology Battery Packs for Notebook & Tablet PCs	4,105,449
308,700	St. Shine Optical World's Leading Disposable Contact Lens OEM	3,255,949
1,261,830	Tripod Technologies Printed Circuit Boards	3,039,306
842,000	Taiwan Mobile Taiwan's 2nd Largest Mobile Operator	2,623,302
1,281,900	Chroma Ate Automatic Test Systems, Testing & Measurement Instruments	2,512,092
1,747,000	CTCI Corp International Engineering Firm	2,380,676
1,292,300	Taiwan Hon Chuan Beverage Packaging (bottles, caps, labels) Manufacturer	2,379,639
830,000	Advantech Industrial PC & Components	2,295,011
743,000	Radiant Opto-Electronics Back Light Modules for LCDs	2,119,702
287,300	PC Home Taiwanese Internet Retail Company	1,764,591
310,200	Lung Yen Funeral Services & Columbaria	906,704
59,350	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	767,927
		41,204,194
	China – 4.1%
4,352,000	Zhaojin Mining Industry Gold Mining & Refining in China	6,902,875
81,000	NetEase.com - ADR (a) Chinese Online Gaming Services	3,632,850
140,000	New Oriental Education & Technology - ADR (a) China's Largest Private Education Service Provider	3,367,000
2,440,800	Want Want Chinese Branded Consumer Food Company	2,431,235

Number of Shares		Value
1,509,500	Digital China IT Distribution & Systems Integration Services	$2,332,882
644,000	ENN Energy China's Largest Private Gas Operator	2,061,793
1,509,000	China Yurun Food (b) Meat Processor in China	1,972,381
3,567,100	AMVIG Holdings Chinese Tobacco Packaging Material Supplier	1,890,177
28,000,000	RexLot Holdings Lottery Equipment Supplier in China	1,832,813
32,500	51job - ADR (a) (b) Integrated Human Resource Service	1,363,050
61,602	Noah Holdings - ADR (a) (b) Wealth Management Product Distributor in China	378,853
		28,165,909
	Singapore – 4.1%
4,134,000	Olam International Agriculture Supply Chain Manager	6,776,327
4,900,000	Mapletree Industrial Trust Singapore Industrial Property Landlord	4,060,070
6,190,000	Mapletree Logistics Trust Industrial Property Landlord	4,028,952
2,730,000	Ascendas REIT Singapore Industrial Property Landlord	3,854,818
2,300,000	CDL Hospitality Trust Hotel Owner/Operator	2,740,526
4,000,000	Mapletree Commercial Trust Retail & Office Property Landlord	2,621,790
430,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	2,032,477
1,840,000	Goodpack Limited International Bulk Container Leasing	1,964,329
		28,079,289
	Hong Kong – 3.6%
874,400	Melco Crown Entertainment - ADR (a) (b) Macau Casino Operator	8,411,728
2,150,000	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	4,732,372
1,970,000	L'Occitane International Skin Care & Cosmetics Producer	3,950,592

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	Hong Kong – 3.6% (cont)
4,642,000	Sasa International Cosmetics Retailer	$2,558,564
1,068,000	AAC Technologies Miniature Acoustic Components	2,389,465
1,548,400	MGM China Holdings (a) Macau Casino Operator	2,014,330
935,000	Melco International (a) Macau Casino Operator	689,999
		24,747,050
	India – 2.1%
1,398,200	Jain Irrigation Systems	2,274,130
59,405	Jain Irrigation Systems - DVR (a) Agricultural Micro-irrigation Systems & Food Processing	39,432
991,200	Mundra Port & Special Economic Zone Indian West Coast Shipping Port	2,237,191
44,100	Asian Paints India's Largest Paint Company	2,152,612
2,145,900	Manappuram Finance Short-term Lending Collateralized by Household Gold	1,858,222
188,000	Shriram Transport Finance Truck Financing in India	1,487,210
178,000	United Breweries India's Largest Brewer	1,286,145
4,020,100	REI Agro Basmati Rice Processing	1,247,610
1,250,800	S. Kumars Nationwide Textiles, Clothing & Retail	555,903
199,131	SKIL Ports and Logistics (a) Indian Container Port Project	491,708
99,500	Titan Industries Jewelry, Watches & Eyeglasses	319,941
		13,950,104
	Indonesia – 1.4%
7,592,066	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	8,150,168
1,194,900	Ace Indonesia Home Improvement Retailer	539,871

Number of Shares		Value
1,757,800	Tower Bersama Infrastructure Communications Towers	$460,146
874,600	Jasa Marga Largest Toll Road Operator in Indonesia	404,636
		9,554,821
	Mongolia – 1.1%
4,447,500	Mongolian Mining (a) Coking Coal Mining in Mongolia	3,334,401
129,245	Ivanhoe Mines (a)	2,295,010
117,980	Ivanhoe Mines (a) (c) Copper Mine Project in Mongolia	2,090,606
		7,720,017
	Korea – 1.1%
155,600	Woongjin Coway (a) South Korean Household Appliance Rental Service Provider	4,954,829
13,000	NHN (a) Korean Online Search Services	2,382,579
7,600	Handsome (a) Korea's Leading High-end Apparel Company	196,142
		7,533,550
	Thailand – 0.8%
14,859,100	Home Product Center Home Improvement Retailer	5,174,350
	Philippines – 0.7%
9,023,600	SM Prime Holdings Shopping Mall Operator	2,738,052
1,023,030	Int'l Container Terminal Container Handling Terminals & Port Management	1,238,127
2,064,100	Manila Water Company Water Utility Company in the Philippines	913,997
		4,890,176
	Cambodia – 0.2%
5,252,200	Nagacorp Casino/Entertainment Complex in Cambodia	1,322,186
	Total Asia	295,490,340

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	Europe – 33.2%
	United Kingdom – 6.7%
185,000	Intertek Group Testing, Inspection & Certification Services	$5,846,657
2,250,000	Charles Taylor (d) Insurance Services	4,442,065
680,000	Chemring Defense Manufacturer of Countermeasures & Energetics	4,223,104
378,000	JLT Group International Business Insurance Broker	4,047,600
980,000	Workspace Group United Kingdom Real Estate	3,435,780
413,901	Serco Facilities Management	3,046,816
87,000	Rotork Valve Actuators for Oil & Water Pipelines	2,607,642
56,000	Next Clothes & Home Retailer in the United Kingdom	2,380,314
500,000	GlobeOp Financial Services Hedge Fund Administrator	2,213,025
223,973	Smith and Nephew Medical Equipment & Supplies	2,175,677
349,000	Abcam Online Sales of Antibodies	1,978,289
90,604	Tullow Oil Oil & Gas Producer	1,972,726
307,400	Domino's Pizza United Kingdom & Ireland Pizza Delivery in United Kingdom, Ireland & Germany	1,921,504
318,303	Premier Oil (a) Oil & Gas Producer in Europe, Pakistan & Asia	1,794,398
223,300	Shaftesbury London Prime Retail REIT	1,620,179
556,698	PureCircle (a) Natural Sweeteners	821,324
58,825	Greggs Bakery	462,258
238,400	Sterling Resources (a)	390,801
161,600	Sterling Resources (a) (e) (f) Oil & Gas Exploration - Europe	259,607
306,096	Kesa Electricals Europe's Leading Electricals Retailers	319,922
		45,959,688

Number of Shares		Value
	Netherlands – 4.9%
242,087	Imtech (b) Electromechanical & ICT Installation & Maintenance	$6,271,124
306,949	Aalberts Industries Flow Control & Heat Treatment	5,156,550
85,184	Fugro Sub-sea Oilfield Services	4,949,648
169,844	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	4,673,388
189,614	UNIT4 Business Software Development	4,490,966
28,860	Core Laboratories (b) Oil & Gas Reservoir Consulting	3,288,597
161,566	Arcadis Engineering Consultants	2,530,193
39,474	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	2,085,718
		33,446,184
	Germany – 4.0%
317,594	Wirecard Online Payment Processing & Risk Management	5,105,193
18,409	Rational Commercial Ovens	4,007,509
198,108	Rhoen-Klinikum Health Care Services	3,774,228
84,100	Rheinmetall Defense & Automotive	3,726,358
79,100	Dürr Automotive Plant Engineering & Associated Capital Equipment	3,480,757
105,772	CTS Eventim Event Ticket Sales	3,175,975
68,400	Elringklinger Automobile Components	1,697,943
20,900	Bertrandt Outsourced Engineering	1,371,697
45,390	Deutsche Beteiligungs Private Equity Investment Management	915,263
		27,254,923

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	France – 4.0%
149,400	Gemalto Digital Security Solutions	$7,266,507
67,352	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	4,910,306
69,867	Neopost Postage Meter Machines	4,707,546
125,400	Saft Batteries Niche Battery Manufacturer	3,546,234
44,544	Rubis Tank Storage & Liquefied Petroleum Gas Distribution	2,329,104
28,900	Norbert Dentressangle Leading European Logistics & Transport Group	2,019,807
57,400	Mersen Advanced Industrial Materials	1,734,671
220,933	Hi-Media (a) Online Advertiser in Europe	631,933
		27,146,108
	Switzerland – 3.7%
32,820	Partners Group Private Markets Asset Management	5,726,816
27,986	Geberit (a) Plumbing Supplies	5,392,809
37,516	Kuehne & Nagel Freight Forwarding/Logistics	4,213,710
41,000	Dufry Group (a) Operates Airport Duty Free & Duty Paid Shops	3,773,502
1,958	Sika Chemicals for Construction & Industrial Applications	3,689,620
86,652	Bank Sarasin & Cie Private Banking	2,532,308
		25,328,765
	Sweden – 2.2%
508,007	Hexagon Design, Measurement & Visualization Software & Equipment	7,595,690
513,810	Sweco Engineering Consultants	4,292,918
84,900	Unibet European Online Gaming Operator	1,955,326

Number of Shares		Value
111,426	East Capital Explorer Sweden-based Russia/Central Eastern Europe Investment Fund	$870,256
		14,714,190
	Italy – 1.7%
338,100	Ansaldo STS Railway Systems Integrator	3,206,569
1,692,600	CIR Italian Holding Company	2,699,242
689,000	Geox (b) Apparel & Shoe Maker	1,926,094
221,000	Pirelli Global Tire Supplier	1,852,599
21,000	Tod's (b) Leather Shoes & Bags	1,705,895
		11,390,399
	Denmark – 1.4%
206,515	Novozymes Industrial Enzymes	6,375,274
21,676	SimCorp Software for Investment Managers	3,309,918
		9,685,192
	Ireland – 0.7%
1,112,900	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	2,952,761
36,400	Paddy Power Irish Betting Services	2,097,134
		5,049,895
	Russia – 0.7%
264,200	Petropavlovsk Gold & Iron Ore Mining in Russia	2,523,361
77,500	Mail.ru - GDR (a) (f) Internet Social Networking & Games for Russian Speakers	2,015,000
		4,538,361
	Iceland – 0.6%
4,344,101	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	4,443,233

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	Norway – 0.4%
302,648	Atea Leading Nordic IT Hardware/Software Re-seller & Installation Company	$3,036,170
	Czech Republic – 0.4%
16,891	Komercni Banka Leading Czech Republic Universal Bank	2,846,999
	Belgium – 0.4%
53,991	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	2,759,477
	Portugal – 0.4%
1,002,300	Redes Energéticas Nacionais Portuguese Power Transmission & Gas Transportation	2,737,149
	Spain – 0.4%
61,803	Red Eléctrica de España Spanish Power Transmission	2,644,822
	Finland – 0.3%
127,941	Stockmann Department Store & Fashion Retailer in Scandinavia & Russia	1,983,741
	Kazakhstan – 0.2%
217,900	Halyk Savings Bank of Kazakhstan - GDR (a) Largest Retail Bank & Insurer in Kazakhstan	1,058,994
	Greece – 0.1%
839,300	Intralot Lottery & Gaming Systems & Services	731,056
	Total Europe	226,755,346
	Other Countries – 15.7%
	United States – 4.7%
78,368	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	5,603,312
122,233	World Fuel Services Global Fuel Broker	5,131,341
120,500	Atwood Oceanics (a) Offshore Drilling Contractor	4,794,695

Number of Shares		Value
131,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	$4,503,780
75,660	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	3,951,722
121,361	Textainer Group Holdings (b) Top International Container Leasor	3,534,032
33,000	Oil States International (a) Diversified North American Oil Service Provider	2,520,210
70,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	2,171,400
		32,210,492
	Canada – 4.7%
173,849	CCL Industries Leading Global Label Manufacturer	5,343,030
77,920	Baytex (b) Oil & Gas Producer in Canada	4,357,401
152,815	ShawCor Oil & Gas Pipeline Products	4,332,071
82,600	Onex Capital Private Equity	2,690,226
71,742	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	2,639,401
131,430	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Development	2,381,544
107,600	Alliance Grain Traders Global Leader in Pulse Processing & Distribution	2,193,720
90,000	Celtic Exploration (a) Canadian Oil & Gas Producer	2,020,417
135,000	Crew Energy (a) Canadian Oil & Gas Producer	1,490,798
318,277	Horizon North Logistics Provides Diversified Oil Service Offering in Northern Canada	1,455,873
92,000	Athabasca Oil Sands (a) Oil Sands SAGD & Alberta Deep Basin Development	1,127,931
378,516	DeeThree Exploration (a) (e)	746,443
133,000	DeeThree Exploration (a) Canadian Oil & Gas Producer	267,632
847,500	Southern Arc Minerals (a) (e) Gold and Copper Exploration in Indonesia	543,066

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
	Canada – 4.7% (cont)
228,671	Pan Orient (a) Growth Oriented, Return-focused Asian Explorer	$437,702
		32,027,255
	South Africa – 4.3%
146,600	Naspers Media in Africa, China, Russia & Other Emerging Markets	6,414,040
628,700	Adcock Ingram Holdings Manufacturer of Pharmaceuticals & Medical Supplies	4,809,165
466,185	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	4,608,403
2,364,500	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3,924,943
1,225,533	Coronation Fund Managers South African Fund Manager	3,446,197
859,800	Northam Platinum Platinum Mining in South Africa	3,195,273
131,123	Massmart Holdings General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary	2,745,241
		29,143,262
	Australia – 1.2%
328,525	UGL Engineering & Facilities Management	3,992,365
61,985	Cochlear Cochlear Implants	3,936,737
		7,929,102
	Israel – 0.6%
382,004	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	3,959,370
	Senegal – 0.2%
6,312	Sonatel Leading Telecoms Operator in Western Africa	1,494,483
	Total Other Countries	106,763,964

Number of Shares		Value
	Latin America – 4.9%
	Brazil – 3.0%
500,000	Localiza Rent A Car Car Rental	6,862,351
818,300	Suzano Brazilian Pulp & Paper Producer	2,956,892
152,100	Multiplus Loyalty Program Operator in Brazil	2,629,795
180,000	Odontoprev Dental Insurance	2,566,948
447,400	MRV Engenharia Brazilan Low-income Property Developer	2,566,508
269,400	Mills Estruturas e Servicos de Engenharia Civil Engineering & Construction	2,556,429
		20,138,923
	Mexico – 0.6%
77,276	Grupo Aeroportuario del Sureste - ADR Mexican Airport Operator	4,322,819
	Argentina – 0.4%
220,833	Union Agriculture Group (a) (e) (g) Farmland Operator in Uruguay	2,201,705
845,000	Madalena Ventures (a) (e) Oil & Gas Exploration in Argentina	739,702
		2,941,407
	Chile – 0.4%
46,828	Sociedad Quimica y Minera de Chile - ADR (b) Producer of Specialty Fertilizers, Lithium & Iodine	2,521,688
	Guatemala – 0.3%
116,400	Tahoe Resources (a) Silver Project in Guatemala	2,020,076
	Colombia – 0.2%
1,152,300	Canacol (a) Oil Producer in South America	870,941
3,074,000	Gulf United (a) (e) Prospecting for Oil Alongside Large Producers in Colombia	649,229
		1,520,170
	Total Latin America	33,465,083
Total Equities (Cost: $530,074,453) – 97.1%		662,474,733

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

Number of Shares		Value
Securities Lending Collateral – 2.7%
18,597,914	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (h)	$18,597,914
Total Securities Lending Collateral (Cost: $18,597,914)		18,597,914
Total Investments (Cost: $548,672,367) (i) (j) – 99.8%		681,072,647
Obligation to Return Collateral for Securities Loaned – (2.7)%		(18,597,914)
Cash and Other Assets Less Liabilities – 2.9%		19,742,517
Total Net Assets – 100.0%		$682,217,250

ADR = American Depositary Receipts

DVR = Differential Voting Right Equity Shares

GDR = Global Depositary Receipts

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

USD = US Dollar

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $18,143,573.

(c)  Security is traded on a U.S. exchange.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Charles Taylor	2,250,000	—	—	2,250,000	$4,442,065	$277,570

  The aggregate cost and value of this company at December 31, 2011, was $9,152,033 and $4,442,065, respectively. Investments in the affiliated company represented 0.65% of the Fund's total net assets at December 31, 2011.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $5,139,751, which represented 0.75% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10- 12/16/11	220,833	$2,649,999	$2,201,705
DeeThree Exploration	09/07/10- 03/08/11	378,516	1,283,408	746,443
Madalena Ventures	10/21/10	845,000	535,436	739,702
Gulf United	02/11/11	3,074,000	922,200	649,229
Southern Arc Minerals	02/16/11	847,500	1,374,835	543,066
Sterling Resources	12/02/10	161,600	482,244	259,607
			$7,248,122	$5,139,752

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011, this security had an aggregate value of $2,274,607, which represented 0.33% of total net assets.

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$123,148,694	18.0
Euro	111,855,156	16.4
US Dollar	67,512,611	9.9
Pound Sterling	56,474,518	8.3
Taiwan Dollar	41,204,194	6.0
Hong Kong Dollar	40,416,065	5.9
Canadian Dollar	38,603,391	5.7
Other currencies less than 5% of total net assets	183,260,104	26.9
Cash and other assets less liabilities	19,742,517	2.9
	$682,217,250	100.0

(j)  At December 31, 2011, for federal income tax purposes, cost of investments was $570,434,330 and net unrealized appreciation was $110,638,317 consisting of gross unrealized appreciation of $160,305,306 and gross unrealized depreciation of $(49,666,989).

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

  At December 31, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	3,719,980	$3,750,000	01/13/12	$50,532
CAD	USD	2,861,880	2,800,000	01/13/12	8,620
USD	EUR	4,684,874	6,452,243	01/13/12	388,478
			$13,002,243		$447,630

  The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$21,539,097	$273,951,243	$—	$295,490,340
Europe	3,679,398	223,075,948	—	226,755,346
Other Countries	62,948,238	43,815,726	—	106,763,964
Latin America	29,874,447	1,388,931	2,201,705	33,465,083
Total Equities	118,041,180	542,231,848	2,201,705	662,474,733
Total Securities Lending Collateral	18,597,914	—	—	18,597,914
Total Investments	136,639,094	542,231,848	2,201,705	681,072,647
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	447,630	—	447,630
Total	$136,639,094	$542,679,478	$2,201,705	$681,520,277

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$33,231,276	$4,258,800	$4,258,800	$33,231,276

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period and as resale restrictions expired.

  Foreign exchange-traded financial assets were transferred from Level 1 to level 2 due to application of a systematic fair valuation model.

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Statement of Investments, December 31, 2011

The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Asia	$23,569	$(11,020,907)	$10,997,338	$—	$—	$—	$—	$—
Latin America	2,649,999	—	(448,294)	—	—	—	—	2,201,705
	$2,673,568	$(11,020,907)	$10,549,044	$—	$—	$—	$—	$2,201,705

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(448,294).

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Wanger International

Portfolio Diversification December 31, 2011

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$55,748,264	8.2
Industrial Materials & Specialty Chemicals	46,088,110	6.8
Machinery	45,031,349	6.6
Electrical Components	13,726,559	2.0
Conglomerates	10,759,841	1.6
Construction	10,329,915	1.5
Outsourcing Services	4,418,513	0.6
Industrial Distribution	1,964,329	0.3
	188,066,880	27.6
Consumer Goods & Services
Retail	36,463,391	5.3
Casinos & Gaming	19,054,571	2.8
Food & Beverage	17,627,076	2.6
Nondurables	13,343,119	2.0
Other Consumer Services	11,956,955	1.7
Travel	6,862,351	1.0
Apparel	4,661,880	0.7
Entertainment	3,943,902	0.6
Educational Services	3,367,000	0.5
Restaurants	1,921,504	0.3
Other Durable Goods	1,852,599	0.3
Consumer Goods Distribution	83,633	0.0	*
	121,137,981	17.8
Information
Computer Hardware & Related Equipment	28,468,666	4.2
Business Software	15,396,575	2.3
Internet Related	14,444,468	2.1
Mobile Communications	13,904,003	2.0
Instrumentation	7,463,447	1.1
Financial Processors	7,137,670	1.1
Gaming Equipment & Services	4,929,558	0.7
CATV	3,289,673	0.5
Computer Services	3,036,170	0.4
Electronics Distribution	2,332,882	0.3
Semiconductors & Related Equipment	2,030,732	0.3
Telephone & Data Services	1,494,483	0.2
Advertising	631,933	0.1
	104,560,260	15.3

*  Rounds to less than 0.1%.

	Value	Percentage of Net Assets
Energy & Minerals
Mining	$34,343,433	5.0
Oil Services	26,557,163	3.9
Oil & Gas Producers	17,125,727	2.5
Agricultural Commodities	7,352,316	1.1
Oil, Refining, Marketing & Distribution	4,414,822	0.6
	89,793,461	13.1
Other Industries
Real Estate	42,211,190	6.2
Transportation	15,322,063	2.3
Regulated Utilities	8,357,761	1.2
	65,891,014	9.7
Finance
Brokerage & Money Management	15,703,866	2.3
Insurance	14,981,556	2.2
Banks	12,768,595	1.9
Finance Companies	9,948,543	1.4
	53,402,560	7.8
Health Care
Medical Equipment & Devices	15,093,311	2.2
Pharmaceuticals	11,017,020	1.6
Medical Supplies	5,234,238	0.8
Biotechnology & Drug Delivery	4,503,780	0.7
Health Care Services	3,774,228	0.5
	39,622,577	5.8
Total Equities:	662,474,733	97.1
Securities Lending Collateral	18,597,914	2.7
Total Investments:	681,072,647	99.8
Obligation to Return Collateral for Securities Loaned	(18,597,914)	(2.7)
Cash and Other Assets Less Liabilities:	19,742,517	2.9
Net Assets:	$682,217,250	100.0%

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Statement of Assets and Liabilities
December 31, 2011

Assets:
Unaffiliated investments, at cost	$539,520,334
Affiliated investments, at cost (See Note 4)	9,152,033
Unaffiliated investments, at value (including securities on loan of $18,143,573)	$676,630,582
Affiliated investments, at value (See Note 4)	4,442,065
Cash	17,768,399
Foreign currency (cost of $707,355)	707,666
Unrealized appreciation on forward foreign currency exchange contracts	447,630
Receivable for:
Investments sold	840,186
Fund shares sold	118,491
Securities lending income	22,867
Dividends	759,184
Foreign tax reclaims	252,283
Trustees' deferred compensation plan	108,747
Prepaid expenses	11,015
Total Assets	702,109,115
Liabilities:
Collateral on securities loaned	18,597,914
Payable for:
Investments purchased	235,507
Fund shares repurchased	227,994
Investment advisory fee	15,290
Administration fee	930
Transfer agent fee	1
Trustees' fees	3,836
Custody fee	113,249
Reports to shareholders	70,357
Chief compliance officer expenses	2,297
Deferred foreign capital gains tax	299,433
Trustees' deferred compensation plan	108,747
Other liabilities	216,310
Total Liabilities	19,891,865
Net Assets	$682,217,250
Composition of Net Assets:
Paid-in capital	$505,994,878
Overdistributed net investment income	(15,989,096)
Accumulated net realized gain	59,683,885
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	137,110,248
Affiliated investments	(4,709,968)
Forward foreign currency exchange contracts	447,630
Foreign currency translations	(20,894)
Foreign capital gains tax	(299,433)
Net Assets	$682,217,250
Fund Shares Outstanding	23,695,974
Net asset value, offering price and redemption price per share	$28.79

Statement of Operations
For the Year Ended December 31, 2011

Investment Income:
Dividends (net foreign taxes withheld of $1,777,869)	$18,345,149
Dividends from affiliates	277,570
Interest income	1,346
Securities lending income, net	118,270
Total Investment Income	18,742,335
Expenses:
Investment advisory fee	7,407,698
Administration fee	416,586
Transfer agent fee	492
Trustees' fees	55,548
Custody fee	607,723
Reports to shareholders	160,981
Professional fees	109,440
Chief compliance officer expenses (See Note 4)	33,121
Other expenses (See Note 5)	45,365
Total Expenses	8,836,954
Advisory fee waiver (See Note 4)	(524,406)
Custody earnings credit	(6)
Net Expenses	8,312,542
Net Investment Income	10,429,793
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	72,735,230
Foreign currency transactions	(826,730)
Forward foreign currency exchange contracts	895,678
Increase from payment by affiliate (Note 4)	23,741
Net realized gain	72,827,919
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(201,356,235)
Affiliated investments (See Note 4)	(1,398,710)
Foreign currency translations	(240,164)
Forward foreign currency exchange contracts	(1,163,361)
Foreign capital gains tax	(248,488)
Net change in unrealized depreciation	(204,406,958)
Net Loss	(131,579,039)
Net Decrease in Net Assets from Operations	$(121,149,246)

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations:
Net investment income (loss)	$10,429,793	$12,003,320
Net realized gain (loss) on:
Unaffiliated investments	72,735,230	193,180,518
Affiliated investments	—	(3,212,313)
Foreign currency transactions	(826,730)	(1,167,859)
Forward foreign currency exchange contracts	895,678	11,548,114
Reimbursement from transaction costs	—	335,670
Increase from payment by affiliate (Note 4)	23,741	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(201,356,235)	(51,331,757)
Affiliated investments (See Note 4)	(1,398,710)	1,311,053
Foreign currency translations	(240,164)	190,579
Forward foreign currency exchange contracts	(1,163,361)	770,735
Foreign capital gains tax	(248,488)	1,892,799
Net Increase (Decrease) in Net Assets from Operations	(121,149,246)	165,520,859
Distributions to Shareholders:
From net investment income	(39,660,297)	(20,131,055)
From net realized gains	(20,366,967)	—
Total Distributions to Shareholders	(60,027,264)	(20,131,055)
Share Transactions:
Subscriptions	42,767,097	68,202,656
Distributions reinvested	60,027,264	20,131,055
Redemptions	(165,161,101)	(750,391,189)
Net Decrease from Share Transactions	(62,366,740)	(662,057,478)
Total Decrease in Net Assets	(243,543,250)	(516,667,674)
Net Assets:
Beginning of period	925,760,500	1,442,428,174
End of period	$682,217,250	$925,760,500
Undistributed/(overdistributed) net investment income at end of period	$(15,989,096)	$4,477,110

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$36.16		$29.68		$20.69	$44.04	$41.77
Income from Investment Operations:
Net investment income (a)	0.42		0.35		0.30	0.52	0.37
Net realized and unrealized gain (loss) on investments and foreign currency and foreign capital gains tax	(5.31)		6.93		9.61	(18.37)	5.80
Increase from payments by affiliate	0.00	(b)	—		—	—	—
Total from Investment Operations	(4.89)		7.28		9.91	(17.85)	6.17
Less Distributions to Shareholders:
From net investment income	(1.64)		(0.80)		(0.93)	(0.34)	(0.39)
From net realized gains	(0.84)		—		—	(5.16)	(3.51)
Total Distributions to Shareholders	(2.48)		(0.80)		(0.93)	(5.50)	(3.90)
Increase from Regulatory Settlements	—		—		0.01	—	—
Net Asset Value, End of Period	$28.79		$36.16		$29.68	$20.69	$44.04
Total Return (c)	(14.62	)%(d)	24.92	%(d)	49.78%	(45.60)%	16.31%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.00%		1.04%		1.05%	1.02%	0.99%
Net investment income (e)	1.25%		1.12%		1.23%	1.67%	0.87%
Waiver/Reimbursement	0.06%		0.03%		—	—	—
Portfolio turnover rate	36%		32%		37%	36%	35%
Net assets, end of period (000s)	$682,217		$925,761		$1,442,428	$972,860	$1,693,374

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Wanger International 2011 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and nonqualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the latest bid quotations.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

During the year ended December 31, 2011, the Fund entered into 97 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative Instruments as of December 31, 2011.

Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$447,630	Unrealized depreciation on forward foreign currency exchange contracts	$—

Wanger International 2011 Annual Report

Notes to Financial Statements, continued

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$895,678	$(1,163,361)

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of December 31, 2011, is included in the Statement of Operations.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from passive foreign investment company (PFIC)

Wanger International 2011 Annual Report

Notes to Financial Statements, continued

holdings, former PFIC holdings, and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$8,764,298	$(8,764,298)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	December 31, 2011	December 31, 2010
Ordinary Income *	$40,414,180	$20,131,055
Long-Term Capital Gains	19,613,084	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation) *
$1,305,634	$64,975,106	$110,638,317

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Fund will elect to treat late-year ordinary losses of $269,200 as arising on January 1, 2012.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2011, the effective investment advisory fee rate, net of fee waivers, was 0.83% of the Fund's average daily net assets.

CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.83% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement to the Fund for the year ended December 31, 2011 was $524,406.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up $4 billion to	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2011, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2011, the Fund held five percent or more of the outstanding voting securities of one company. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on Page 15.

For the year ended December 31, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those

Wanger International 2011 Annual Report

Notes to Financial Statements, continued

purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $50,663 and $705,619, respectively.

During the year ended December 31, 2011, Columbia Management reimbursed the Fund $23,741 for a loss on a trading error.

5.  Borrowing Arrangements

Effective July 22, 2011, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. The Trust enters into this line of credit for one year durations.

Prior to July 22, 2011, the Trust participated in a $150 million credit facility with State Street Bank and Trust Company (State Street) under similar lending terms. The commitment fee under the State Street arrangement was 0.125% per annum of the unutilized line of credit.

No amounts were borrowed by the Fund under either facility during the year ended December 31, 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,268,598	2,055,268
Shares issued in reinvestment of dividend distributions	1,741,626	635,576
Less shares redeemed	(4,915,244)	(25,686,043)
Net (decrease) in shares outstanding	(1,905,020)	(22,995,199)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2011, were $294,262,281 and $364,846,754, respectively.

8.  Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account owned 20.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 59.3% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Wanger International 2011 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 17, 2012

Wanger International 2011 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $68,249,445, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended December 31, 2011, of $1,528,766 are being passed through to shareholders. This represents $0.06 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $20,063,543 ($0.85 per share) for the fiscal year ended December 31, 2011.

0.73% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011, qualifies for the corporate dividends received deduction.

Wanger International 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 46, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust

Michelle L. Collins, 51, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	12	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.

Maureen M. Culhane, 63, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust

Margaret M. Eisen, 58, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.

John C. Heaton, 52, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.		Columbia Acorn Trust

Steven N. Kaplan, 52, Trustee and Vice Chair	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Allan B. Muchin, 75, Trustee (1)	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	12	Columbia Acorn Trust

Wanger International 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

David J. Rudis, 58, Trustee (2)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust

David B. Small, 55, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 58, Trustee and President (3)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 77, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 45, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None

Robert A. Chalupnik, 45, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 1998. Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None

Michael G. Clarke, 42, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None

Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	12	None

P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None

Fritz Kaegi, 40, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2004. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

John Kunka, 41, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment adviser), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	12	None

Stephen Kusmierczak, 44, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2001. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Wanger International 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Columbia Acorn Trust: (continued)

Joseph C. LaPalm, 42, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	12	None

Bruce H. Lauer, 54, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None

Louis J. Mendes III, 47, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Robert A. Mohn, 50, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors since August 1992.	12	None

Christopher J. Olson, 47, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None

Scott R. Plummer, 52, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, legacy RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds since May 2010.	12	None

Christopher O. Petersen, 42, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of legacy RiverSource Funds since January 2007.	12	None

Robert P. Scales, 59, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None

Andreas Waldburg-Wolfegg, 45, Vice President	2011	Portfolio Manager and analyst of CWAM since 2002. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Linda Roth-Wiszowaty, 42, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Muchin retired at the end of calendar year 2011.

(2)  Prior to December 31, 2011, Mr. Rudis was considered an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive. The Order expired with respect to Wanger Advisors Trust on December 31, 2011.

(3)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Wanger International 2011 Annual Report

This page intentionally left blank.

Wanger International 2011 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

Columbia Wanger Funds

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1456 C (2/12) 132421

Wanger International Select

2011 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2011 Annual Report

2	Understanding Your Expenses

3	Vaccines: Medicine's Greatest Lifesaver

6	Performance Review

8	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Federal Income Tax Information

22	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2011, CWAM managed $29.4 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Vaccines: Medicine's Greatest Lifesaver" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

1

Wanger International Select 2011 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger International Select	1,000.00	1,000.00	869.30	1,017.80	6.79	7.33	1.45

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

2

Wanger International Select 2011 Annual Report

Vaccines: Medicine's Greatest Lifesaver

I recently read several books on the history of vaccines. As one of the authors put it, "Of all of the benefits of medical science, vaccination is at or near the summit."1

Deadly Diseases

"Bring out your dead!" cries a wretched man pulling a cart of bodies in Monty Python and the Holy Grail. Set in the middle ages, the movie makes fun of the impact of communicable disease at that time. In reality, such diseases were no laughing matter. Once mankind transitioned from isolated bands of nomadic hunter-gatherers to more densely populated groups of farmers, epidemic diseases began to ravage civilization.

Remarkable progress has been made as fatal, communicable disease has now become rare in the developed world. Clearly, improved sanitation and nutrition have helped, but much of the credit goes to the development of vaccines.

The First Vaccine

Dating back to at least the time of the Pharaohs, waves of smallpox epidemics ravaged mankind. In populations previously subject to the disease, mortality rates for those infected could be more than 30% and, for other populations, much more.2 North American Indians had little immunity to the disease. Their population decreased 99% between Columbus's voyage in 1492 and the year 1800, and smallpox was the largest killer.3

People observed that the disease was communicable and one who survived a smallpox infection became immune to the next epidemic of the disease. In ancient China and more recently in Asia and Africa, a crude form of vaccination called variolation developed whereby fluid from a smallpox pustule or parts of smallpox scabs were scraped into the skin of a healthy person. In most cases, immunity would build up before the disease reached a vital organ and the individual would survive.

In 1790, Lady Montague, the wife of the British ambassador to the Ottoman Empire, introduced variolation to Britain. The process was far riskier than vaccines today; most people suffered severe side effects and up to about 3% of those treated died as a result.4 But these were much better odds than for those infected with smallpox.

Edward Jenner, a pharmacist in England, learned that milkmaids were immune to smallpox because they often suffered blisters from cowpox, a related disease. In 1796, Jenner began experimenting with variolating using fluid from a milkmaid's cowpox blisters, rather than smallpox sores. When his subjects were later variolated with smallpox fluid, no reaction occurred, indicating that they were immune from smallpox. Immunization using cowpox fluids rose rapidly and protected millions of people.5

A cowpox-derived vaccine for smallpox continued to be used well into the 20th century, including use by six million New Yorkers who were inoculated during a smallpox scare in 1947. Smallpox was eradicated from nature; the last case occurred in India in 1975.6 Smallpox immunizations ended when health authorities judged the risk of side effects from the vaccine exceeded the risk of the disease returning.

The Golden Age of Vaccines

Beginning in the 1860s, tremendous scientific advances were made. Robert Koch's laboratory in Germany identified bacteria as the source of many diseases and proved that bacteria grown in a lab could cause disease.7 Koch's lab created some vaccines, including those for diphtheria and tetanus.

In France, Louis Pasteur stunned the world by developing the first rabies vaccine in 1885; until then rabies infections resulted in horrible deaths. His mantra was to "isolate, attenuate and vaccinate" the pathogen causing a disease.8 He attenuated a germ by having it reproduce in petri dishes or animal cells where it would evolve in order to optimize in its new environment. Once it evolved to the point it would no longer thrive in and harm humans, it was injected into humans with the hope that the subject would build immunity to full power germs. The Goldilocks trick of course was to make the attenuated germ weak enough so as not to cause harm, but strong enough to create immunity.

While scientific understanding of disease increased rapidly, it was primitive compared to modern times. Diagnostic tools were poor. Bacteria could be seen by optical microscopes, but viruses were unseen until the development of the electron microscope in the 1930s. Viruses were inferred to exist as a result of an 1898 experiment by Danish professor Martinus Beijerinck, who filtered bacteria out through unglazed porcelain containers, but observed remaining, and much smaller, disease-causing elements. Scientists learned how to grow viruses in laboratories only in the late 1940s.9

Early vaccines were dangerous and unreliable by today's standards, though far less dangerous than the underlying diseases they prevented. Vaccines did not stop the great influenza epidemic of 1918-1919. Of a worldwide population of one billion, an estimated 500 million were infected and more than 50 million people died.10 This virus was unusual in that it had high mortality among young, healthy people.

Vaccines continued to progress. During World War II, all 11 million U.S. soldiers were vaccinated for typhoid, tetanus, smallpox, cholera and plague. Vaccines, coupled with antibiotics, drastically improved their health. Disease deaths outnumbered battle deaths by 13:1 in the Spanish American War, matched them in World War I and were outnumbered by 1:85 in World War II.11

Maurice Hilleman's Mission

Maurice Hilleman had a role in creating more vaccines than anyone else in history, some three dozen. As noted by Arthur Allen, author of Vaccine, The Controversial Story of Medicine's Greatest Lifesaver, "...his products undoubtedly

3

Wanger International Select 2011 Annual Report

saved more lives than those of any other individual in the past half-century."12

Hilleman grew up in Montana, and earned a Ph.D. in microbiology at the University of Chicago where he discovered that chlamydia is a tiny bacteria rather than a virus. He then stunned his mentors by departing academia to work in industry. At Squibb, he developed a vaccine against Japanese B encephalitis to protect American Pacific troops during World War II. In 1948, he joined the Walter Reed Army Medical Center, then a hub of vaccine development.

In 1957, Hilleman moved to Merck, where he continued to develop vaccines well past his official retirement in 1984. He had a tremendous work ethic, often working seven days a week and expecting the same from his staff. He and his team were on a mission to rid the world of disease. They developed eight of 14 now common vaccines for measles, mumps, hepatitis A and B, chickenpox, meningitis, pneumonia and Hib (hemophilus influenza, which harms infants and young children).13 One of his accomplishments was the combination MMR (measles, mumps and rubella) vaccine.

Hilleman discovered that the influenza virus is particularly difficult to deal with due to frequent minor drifts in its surface, which each year makes the last year's vaccine obsolete. Periodically, the virus shifts its surface characteristics substantially, becoming much more virulent. Hilleman inferred that a shift occurred in Hong Kong in 1957 and, by having Merck produce 40 million doses of vaccine, saved thousands of lives in America. Potential future shifts keep virologists up at night.

Hilleman helped develop the first two anti-cancer vaccines. One vaccine prevents hepatitis B, the third most common known cause of cancer in the world (after sunlight and smoking).14 It was the first vaccine utilizing recombinant technology and the first made by a single protein. His innovations helped create a vaccine to prevent HPV (human papillomavirus), the cause of cervical cancer. Hilleman had high integrity, as he refused to risk changes in manufacturing processes in order to enhance yields and profits.15 He died in 2005 at age 85.

Vaccine Scares

Two notable scares set back progress on vaccine usage.

In 1982, a TV station in Washington D.C. aired "Vaccine Roulette," a story highlighting risks of the DTP (diphtheria, tetanus, pertussis) vaccine. It showed reactions well known to physicians, including cases of seizures, high fevers and fainting. In a case of ambush journalism, it edited doctors' comments out of context and failed to mention that none of the victims portrayed suffered permanent damage. Other media quoted the story further out of context, claiming permanent damage. The media also failed to mention the consequences of contracting the underlying diseases.16

In 1998, the British medical journal The Lancet published a paper alleging a link between the MMR vaccine and autism.17 It claimed that, in some cases, the vaccine caused the measles virus to lodge in the intestines and create leakage, allowing opioid peptides to escape and penetrate the brain, causing autism. The paper was under fire by scientists immediately. The opioid causation theory had already been widely discredited, the findings of measles in intestines could not be duplicated by other scientists and there was no comparison between autism rates of children who got the vaccine and those who did not. A review by 37 experts found that the theories were "biologically implausible," and the conclusions essentially worthless.18

Fourteen separate groups of investigators did statistical studies that also refuted the link.19 One notable study covered 530,000 children in Denmark from 1991-1998, comparing vaccinated and unvaccinated children. It showed "strong evidence against the hypothesis that MMR vaccination causes autism."20 By 2004, 10 of the original 12 authors of The Lancet article withdrew their support of the paper.21 The Lancet formally retracted the paper in 2010 and, that same year, the primary author of the paper had his U. K. medical license revoked.

Once the MMR-autism link was largely discredited, vaccine opponents claimed a link between mercury in vaccines and autism. Minute amounts of ethyl mercury were utilized in vaccines, usually less than the more toxic methyl mercury infants get exposed to from the environment. Combined, in some cases, the dosage did exceed government guidelines, so the mercury was removed. Studies showed that reported rates of autism continued to climb once mercury was removed from vaccines.22 "In spite of all the concern...there has not been a single case of proven mercury toxicity from vaccines...," writes Kurt Link, author of The Vaccine Controversy: The History, Use, and Safety of Vaccinations.23

Unfortunately, many people appear to rely on one-sided scares and opinions expressed in talk shows and by celebrity activists, rather than on scientific evidence. Immunization rates around the world have fluctuated with publicity, funding for inoculations, public policy and legal requirements. Where immunizations have dropped, outbreaks have occurred. A diphtheria epidemic hit the former Soviet Union in 1993, causing 4,000 deaths.24 In Japan, where pertussis immunizations fell from 80% in 1974 to 10% in 1976, a 1979 epidemic of that disease resulted in 13,000 infections and 41 deaths.25 In the United States, where pockets of low immunization rates exist, outbreaks occur. Some of the Chicago suburbs are currently experiencing a whooping cough outbreak.26

Perspectives on Risks

There have been mistakes in vaccine development, production and use that have resulted in injuries and deaths. However, those numbers pale in comparison to the injuries and deaths caused by the underlying diseases that are being conquered by vaccines. While rare vaccine side effects continue to exist, drugs and

4

Wanger International Select 2011 Annual Report

vaccines come with disclosures of the known side effects and risks, however unlikely. Diseases don't.

Many people believe some vaccine-preventable diseases to be fairly benign and some are, in most cases. Yet measles is one of the most contagious viruses and has killed more children than any other disease in history.27 It hospitalized 48,000 Americans yearly in the 1960s and killed 400 during a 1964 epidemic.28

Chickenpox is perceived to be a mild disease and it usually is. Acquiring chickenpox creates lifetime immunity to the disease (though susceptibility to shingles) so some question the usefulness of the vaccine. However, Paul Offit, author of Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, points out that chickenpox creates risk of encephalitis, hepatitis, pneumonia and Group A streptococci, the "flesh-eating bacteria." He notes that, before the vaccine, some 10,000 people a year were hospitalized and 100 died annually in the United States due to the disease or related illnesses.29

German measles (rubella) was considered a benign illness featuring a rash and a low fever until Australian ophthalmologist Sir Norman McAllister Gregg discovered a link to birth defects. When striking a mother in her first trimester, rubella causes fetal anomalies in 90% of pregnancies. In 1964-65, prior to the rubella vaccine, the last major epidemic in the United States caused thousands of birth defects.30 Hilleman's MMR vaccine was approved in 1971 and the number dropped to seven U.S. cases in 1983.31

Whooping cough (pertussis) is a horrible disease for babies and small children. Babies have died because of outbreaks when vaccination rates declined as a result of scares. The underlying vaccine has changed since the "Vaccine Roulette" television program, to an acellular version with fewer side effects.32 That is why the combination vaccine is now called DTaP rather than DTP.

While no vaccine is 100% effective, the fact remains that if the vast majority of people are vaccinated, a disease cannot infect enough victims to spread. Link writes, "In the prevaccine era, every family lost a child or knew of one so lost due to vaccine-preventable diseases. Today in the USA, the death of a child is an unexpected tragedy; in the past it was an expected sorrow."33 American life expectancies increased 30 years during the 20th century, largely due to vaccines.34

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 3-5 of this report is unaudited.

1  Link, M.D., Kurt, The Vaccine Controversy, The History, Use, And Safety of Vaccinations, (Westport, Connecticut, Praeger Publishers 2005) p. 38.

2  Mnookin, Seth, The Panic Virus, A True Story of Medicine, Science, and Fear, (New York, New York, Simon & Schuster 2011) p. 30.

3  Offit, M.D., Paul A., Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, (New York, New York, HarperCollins Publishers 2007) pg. 32.

4  Link, M.D., Kurt, op. cit., p. 12.

5  Allen, Arthur, Vaccine, The Controversial Story of Medicines Greatest Lifesaver, (New York, New York, W. W. Norton & Company 2007) p. 49-50.

6  Ibid., p. 115, 303.

7  Offit, M.D., Paul A., op. cit., p. 144.

8  Allen, Arthur, op. cit., p. 65, 121.

9  Offit, M.D., Paul A., op. cit., p. 37, 41-42.

10  Ibid., p. 2-3.

11  Allen, Arthur, op. cit., p. 119, 159.

12  Ibid., p. 221.

13  Link, M.D., Kurt, op. cit., p. 101.

14  Offit, M.D., Paul A., op. cit., p. 115.

15  Ibid., p. 130, 156.

16  Allen, Arthur, op. cit., p. 251-256.

17  Wakefield, Andrew J., et al., "Ileal-lymphoid-nodular Hyperplasia, Non-Specific Colitis, and Pervasive Developmental Disorders in Children," The Lancet 351, Issue 9103 (1998), p. 637-41.

18  Mnookin, Seth, op. cit., p. 106-107, 114.

19  Offit, M.D., Paul A., op. cit., p. 167.

20  Mnookin, Seth, op. cit., p. 163.

21  Murch, Simon H., et al., "Retraction of an Interpretation," The Lancet 363, Issue 9411 (2004), p. 750.

22  Mnookin, Seth, op. cit., p. 167.

23  Link, M.D., Kurt, op. cit., p. 21.

24  Ibid., p. 57.

25  Mnookin, Seth, op. cit., p. 277.

26  Synett, Lawerence, "Whooping Cough Strikes Collar Counties," Chicago Tribune, December 6, 2011.

27  Mnookin, Seth, op. cit., p. 19.

28  Allen, Arthur, op. cit., p. 217.

29  Offit, M.D., Paul A., op. cit., p. 102.

30  Link, M.D., Kurt, op. cit., p. 82-84.

31  Allen, Arthur, op. cit., p. 240.

32  Ibid., p. 352, 286.

33  Link, M.D., Kurt, op. cit., p. 163.

34  Offit, M.D., Paul A., op. cit., p. xiv.

5

Wanger International Select 2011 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger International Select was down 10.11% for the year ended December 31, 2011, outperforming the 14.01% decline of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Fears of a global recession and continuing financial crisis plagued international market performance throughout the year.

Taiwan's Far Eastone Telecom, up 26%, was a top contributor to Fund gains for the year. Far Eastone is Taiwan's third largest mobile operator and is seeing strong data growth and rising revenue due to the increasing use of smartphones. A 6% yield and strong cash position also made it an attractive investment option during a weak market. Another winner in the mobile communication industry was Japanese mobile social networking game developer Gree. The company's higher than expected growth was reflected in its annual gain of 173% in Wanger International Select. It too is benefiting from the increased use of smartphones, which has helped to drive its outperformance. Japanese drugstore operator Ain Pharmaciez had a 39% annual gain, as good acquisitions and better than expected cost cutting helped it beat earnings estimates. UK testing, inspection and certification services provider Intertek Group gained 15%. Increasing regulations and a focus on product quality has made the testing and inspection business highly resilient in tough economic times. German online payment processor and risk manager Wirecard was up 18% for the year as the company has been growing revenues due to strong growth in e-commerce as well as the popularity of a newly introduced prepaid cash card.

Laggards included UK defense contractor Chemring, down 38% for the year as fears of cuts in defense spending dampened the prospects for the company. Germany's Rheinmetall was also impacted by defense spending concerns, falling 44% for the annual period. Israel Chemicals, an Israeli chemical producer, ended the year down 34% due, in part, to fears of political risk in that country and remediation costs associated with clean-up near the company's evaporation pools. Japanese manufacturer of consumable diamond tools Asahi Diamond Industrial ended the year down 35% as its business suffered from fears of slowing global growth.

I remain cautious about the global financial markets given the magnitude and multitude of issues that need to be addressed. The Fund will continue to focus on companies with strong cash flow and dividend yield characteristics, solid balance sheets and above-average earnings visibility.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Far Eastone Telecom	6.3%
Wirecard	3.0
Intertek Group	2.0
Asahi Diamond Industrial	1.8
Gree	1.8
Chemring	1.6
Rheinmetall	1.5
Ain Pharmaciez	1.5
Israel Chemicals	1.4

6

Wanger International Select 2011 Annual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through December 31, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2011, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/11

1. Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.3%
2. Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.2
3. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	5.2
4. Mapletree Industrial Trust (Singapore) Singapore Industrial Property Landlord	5.0
5. Seven Bank (Japan) ATM Processing Services	3.7
6. Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.5
7. Wirecard (Germany) Online Payment Processing & Risk Management	3.0
8. Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.8
9. Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.7
10. Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.7

Top 5 Countries

As a percentage of net assets, as of 12/31/11

Japan	16.5%
Singapore	12.3
United Kingdom	9.1
Taiwan	8.5
South Africa	7.3

Results as of December 31, 2011

	4th quarter	1 year	5 years	10 years
Wanger International Select	2.03%	-10.11%	-0.23%	8.82%
S&P Developed Ex-U.S. Between $2B and $10B Index*	0.99	-14.01	-3.06	8.41
MSCI EAFE Index	3.33	-12.14	-4.72	4.67
Lipper International Growth Funds Variable Underlying Index	5.28	-13.10	-3.45	4.18

*The Fund's primary benchmark.

NAV as of 12/31/11: $16.44

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 1.38%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties. The Lipper International Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper International Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger International Select 2011 Annual Report

Wanger International Select

Statement of Investments, December 31, 2011

Number of Shares		Value
	Equities – 90.4%
	Asia – 48.0%
	Japan – 16.5%
140,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$1,246,926
458,000	Seven Bank ATM Processing Services	896,271
600	Jupiter Telecommunications Largest Cable Service Provider in Japan	607,324
36,300	Asahi Diamond Industrial Consumable Diamond Tools	436,799
12,300	Gree Mobile Social Networking Game Developer/Platform	422,828
7,360	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	354,174
		3,964,322
	Singapore – 12.3%
885,000	Ascendas REIT Singapore Industrial Property Landlord	1,249,639
1,443,000	Mapletree Industrial Trust Singapore Industrial Property Landlord	1,195,649
762,000	Mapletree Logistics Trust Industrial Property Landlord	495,971
		2,941,259
	Taiwan – 8.5%
805,000	Far Eastone Telecom Taiwan's 3rd Largest Mobile Operator	1,512,192
202,000	CTCI Corp International Engineering Firm	275,270
84,000	Taiwan Mobile Taiwan's 2nd Largest Mobile Operator	261,707
		2,049,169
	China – 4.2%
304,000	Zhaojin Mining Industry Gold Mining & Refining in China	482,186
6,000	NetEase.com – ADR (a) Chinese Online Gaming Services	269,100
260,000	Want Want Chinese Branded Consumer Food Company	258,981
		1,010,267

Number of Shares		Value
	Korea – 3.7%
3,500	NHN (a) Korean Online Search Services	$641,463
7,600	Woongjin Coway (a) South Korean Household Appliance Rental Service Provider	242,010
		883,473
	Indonesia – 2.8%
625,000	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	670,944
	Total Asia	11,519,434
	Europe – 27.7%
	United Kingdom – 9.1%
49,000	JLT Group International Business Insurance Broker	524,689
15,000	Intertek Group Testing, Inspection & Certification Services	474,053
60,000	Chemring Defense Manufacturer of Countermeasures & Energetics	372,627
48,000	Serco Facilities Management	353,339
69,000	Workspace Group United Kingdom Real Estate	241,907
31,000	Shaftesbury London Prime Retail REIT	224,924
		2,191,539
	Germany – 5.5%
44,900	Wirecard Online Payment Processing & Risk Management	721,749
8,000	Rheinmetall Defense & Automotive	354,469
13,000	Rhoen-Klinikum Health Care Services	247,668
		1,323,886
	Netherlands – 3.3%
19,764	Imtech (b) Electromechanical & ICT Installation & Maintenance	511,975
2,500	Core Laboratories Oil & Gas Reservoir Consulting	284,875
		796,850

See accompanying notes to financial statements.
8

Wanger International Select 2011 Annual Report

Wanger International Select

Statement of Investments, December 31, 2011

Number of Shares		Value
	Sweden – 2.7%
43,733	Hexagon Design, Measurement & Visualization Software & Equipment	$653,893
	Switzerland – 2.2%
1,600	Partners Group Private Markets Asset Management	279,186
2,200	Kuehne & Nagel Freight Forwarding/Logistics	247,099
		526,285
	Iceland – 1.4%
330,000	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	337,531
	Denmark – 1.3%
10,000	Novozymes Industrial Enzymes	308,708
	Ireland – 1.1%
99,200	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	263,199
	Belgium – 1.1%
5,000	EVS Broadcast Equipment Digital Live Mobile Production Software & Systems	255,550
	Total Europe	6,657,441
	Other Countries – 14.0%
	South Africa – 7.3%
508,000	Rand Merchant Insurance Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	843,253
84,000	Adcock Ingram Holdings Manufacturer of Pharmaceuticals & Medical Supplies	642,548
6,300	Naspers Media in Africa, China, Russia & Other Emerging Markets	275,637
		1,761,438
	Canada – 3.0%
13,800	CCL Industries Leading Global Label Manufacturer	424,126

Number of Shares		Value
8,400	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	$309,037
		733,163
	United States – 2.3%
7,125	Atwood Oceanics (a) Offshore Drilling Contractor	283,504
3,600	SM Energy Oil & Gas Producer	263,160
		546,664
	Israel – 1.4%
32,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	331,671
	Total Other Countries	3,372,936
	Latin America – 0.7%
	Argentina – 0.5%
12,500	Union Agriculture Group (a) (c) (d) Farmland Operator in Uruguay	124,625
	Colombia – 0.2%
1,200,000	Quetzal Energy (a) (c) Explores for Oil & Gas in Latin America	45,232
	Total Latin America	169,857
Total Equities (Cost: $19,446,195) — 90.4%		21,719,668
Securities Lending Collateral – 0.5%
131,327	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	131,327
Total Securities Lending Collateral (Cost: $131,327)		131,327

See accompanying notes to financial statements.
9

Wanger International Select 2011 Annual Report

Wanger International Select

Statement of Investments, December 31, 2011

Value
Total Investments (Cost: $19,577,522) — 90.9% (f) (g)	$21,850,995
Obligation to Return Collateral for Securities Loaned — (0.5)%	(131,327)
Cash and Other Assets Less Liabilities — 9.6%	2,298,841
Total Net Assets — 100.0%	$24,018,509

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $129,339.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $169,857, which represented 0.71% of total net assets.

  Additional information on these securities is as follows:

Acquisition Security	Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10- 12/16/11	12,500	$150,000	$124,625
Quetzal Energy	1/14/11	1,200,000	151,653	45,232
			$301,653	$169,857

(d)  Illiquid security.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2011, for federal income tax purposes cost of investments was $19,937,655 and net unrealized appreciation was $1,913,340 consisting of gross unrealized appreciation of $3,455,314 and gross unrealized depreciation of $1,541,974.

(g)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$3,964,322	16.5
Singapore Dollar	2,941,259	12.3
British Pound	2,862,483	11.9
Euro	2,354,610	9.8
Taiwan Dollar	2,049,169	8.5
South African Rand	1,761,438	7.3
US Dollar	1,225,264	5.1
Other currencies less than 5% of total net assets	4,561,123	19.0
Cash and other assets less liabilities	2,298,841	9.6
	$24,018,509	100.0

  At December 31, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	ZAR	11,856,320	$1,400,000	01/13/12	$(66,362)

  The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

  USD = United States Dollar

  ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.
10

Wanger International Select 2011 Annual Report

Wanger International Select

Statement of Investments, December 31, 2011

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$269,100	$11,250,334	$—	$11,519,434
Europe	284,875	6,372,566	—	6,657,441
Other Countries	1,279,827	2,093,109	—	3,372,936
Latin America	—	45,232	124,625	169,857
Total Equities	1,833,802	19,761,241	124,625	21,719,668
Total Securities Lending Collateral	131,327	—	—	131,327
Total Investments	$1,965,129	$19,761,241	$124,625	$21,850,995
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(66,362)	—	(66,362)
Total	$1,965,129	$19,694,879	$124,625	$21,784,633

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Latin America	$150,000	$—	$(25,375)	$—	$—	$—	$—	$124,625

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(25,375).

See accompanying notes to financial statements.
11

Wanger International Select 2011 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2011

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
Information
Mobile Communications	$1,773,899	7.4
Internet Related	1,186,201	4.9
Business Software	653,943	2.7
Financial Processors	721,749	3.0
CATV	607,324	2.5
Gaming Equipment & Services	422,828	1.8
Computer Hardware & Related Equipment	255,500	1.1
	5,621,444	23.4
Industrial Goods & Services
Industrial Materials & Specialty Chemicals	1,887,305	7.9
Machinery	1,437,837	6.0
Other Industrial Services	1,233,127	5.1
Electrical Components	372,627	1.5
Outsourcing Services	353,338	1.5
Construction	275,270	1.1
	5,559,504	23.1
Other Industries
Real Estate	3,408,090	14.2
Finance
Insurance	1,367,942	5.7
Banks	896,271	3.7
Brokerage & Money Management	279,187	1.2
	2,543,400	10.6

	Value	Percentage of Net Assets
Energy & Minerals
Mining	$1,438,005	6.0
Oil & Gas Producers	308,392	1.3
Oil Services	283,504	1.2
Agricultural Commodities	124,625	0.5
	2,154,526	9.0
Consumer Goods & Services
Nondurables	424,126	1.8
Retail	354,173	1.4
Food & Beverage	258,981	1.1
Other Consumer Services	242,010	1.0
	1,279,290	5.3
Health Care
Pharmaceuticals	905,746	3.8
Health Care Services	247,668	1.0
	1,153,414	4.8
Total Equities:	21,719,668	90.4
Securities Lending Collateral:	131,327	0.5
Total Investments:	21,850,995	90.9
Obligation to Return Collateral for Securities Loaned:	(131,327)	(0.5)
Cash and Other Assets Less Liabilities:	2,298,841	9.6
Net Assets:	$24,018,509	100.0%

See accompanying notes to financial statements.
12

Wanger International Select 2011 Annual Report

Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments, at cost	$19,577,522
Investments, at value (including securities on loan of $129,339)	$21,850,995
Cash	2,415,937
Receivable for:
Fund shares sold	16,709
Securities lending income	57
Dividends	17,189
Foreign tax reclaims	11,622
Expense reimbursement due from investment advisor	599
Prepaid expenses	376
Total Assets	24,313,484
Liabilities:
Collateral on securities loaned	131,327
Unrealized depreciation on forward foreign currency exchange contracts	66,362
Payable for:
Fund shares repurchased	34,736
Investment advisory fee	616
Administration fee	33
Trustees' fees	7,492
Custody fee	16,482
Reports to shareholders	8,827
Chief compliance officer expenses	77
Other liabilities	29,023
Total Liabilities	294,975
Net Assets	$24,018,509
Composition of Net Assets:
Paid-in capital	$24,118,363
Accumulated net investment loss	(351,545)
Accumulated net realized loss	(1,954,589)
Net unrealized appreciation (depreciation) on:
Investments	2,273,473
Foreign currency translations	(831)
Forward foreign currency exchange contracts	(66,362)
Net Assets	$24,018,509
Fund Shares Outstanding	1,461,217
Net asset value, offering price and redemption price per share	$16.44

Statement of Operations
For the Year Ended December 31, 2011

Investment Income:
Dividends (net foreign taxes withheld of $55,644)	$619,900
Interest income	2,401
Securities lending income, net	1,071
Total Investment Income	623,372
Expenses:
Investment advisory fee	269,600
Administration fee	14,340
Transfer agent fee	167
Trustees' fees	1,623
Custody fee	54,174
Reports to shareholders	29,669
Professional fees	35,941
Chief compliance officer expenses (See Note 4)	1,154
Other expenses (See Note 5)	11,710
Total Expenses	418,378
Advisory fee waiver (See Note 4)	(15,651)
Custody earnings credit	(7)
Net Expenses	402,720
Net Investment Income	220,652
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	3,494,930
Foreign currency transactions	(69,494)
Forward foreign currency exchange contracts	94,951
Net realized gain	3,520,387
Net change in unrealized appreciation (depreciation) on:
Investments	(6,475,520)
Foreign currency translations	(1,738)
Forward foreign currency exchange contracts	(66,362)
Net change in unrealized depreciation	(6,543,620)
Net Loss	(3,023,233)
Net Decrease in Net Assets from Operations	$(2,802,581)

See accompanying notes to financial statements.
13

Wanger International Select 2011 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations:
Net investment income	$220,652	$168,390
Net realized gain (loss) on:
Investments	3,494,930	3,639,153
Foreign currency transactions	(69,494)	(1,282)
Forward foreign currency exchange contracts	94,951	—
Net change in unrealized appreciation (depreciation) on:
Investments	(6,475,520)	2,081,860
Foreign currency translations	(1,738)	1,629
Forward foreign currency exchange contracts	(66,362)	—
Net Increase (Decrease) in Net Assets from Operations	(2,802,581)	5,889,750
Distributions to Shareholders:
From net investment income	(419,969)	(385,292)
Share Transactions:
Subscriptions	1,422,889	2,051,847
Distributions reinvested	419,969	385,292
Redemptions	(6,270,862)	(7,726,656)
Net Decrease from Share Transactions	(4,428,004)	(5,289,517)
Total Increase (Decrease) in Net Assets	(7,650,554)	214,941
Net Assets:
Beginning of period	31,669,063	31,454,122
End of period	$24,018,509	$31,669,063
Accumulated net investment loss	$(351,545)	$(279,305)

See accompanying notes to financial statements.
14

Wanger International Select 2011 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009		2008	2007
Net Asset Value, Beginning of Period	$18.57		$15.42	$12.01		$28.07	$26.62
Income from Investment Operations:
Net investment income (a)	0.14		0.09	0.10		0.21	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(1.99)		3.28	3.71		(10.31)	4.92
Total from Investment Operations	(1.85)		3.37	3.81		(10.10)	5.02
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.22)	(0.40)		(0.09)	(0.21)
From net realized gains	—		—	—		(5.87)	(3.36)
Total Distributions to Shareholders	(0.28)		(0.22)	(0.40)		(5.96)	(3.57)
Net Asset Value, End of Period	$16.44		$18.57	$15.42		$12.01	$28.07
Total Return (b)	(10.11	)%(c)	22.09%	32.92	%(c)	(44.35)%	21.78%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.40%		1.38%	1.45%		1.24%	1.18%
Net investment income (d)	0.77%		0.57%	0.75%		1.10%	0.37%
Waiver/Reimbursement	0.05%		—	0.04%		—	—
Portfolio turnover rate	44%		37%	62%		68%	69%
Net assets, end of period (000s)	$24,019		$31,669	$31,454		$29,604	$73,485

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment adviser and/or its affiliates not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger International Select 2011 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and nonqualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the latest bid quotations.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Derivative instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements, which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

During the year ended December 31, 2011, the Fund entered into four forward foreign currency exchange contracts.

16

Wanger International Select 2011 Annual Report

Notes to Financial Statements, continued

The following table is a summary of the value of the Fund's derivative Instruments as of December 31, 2011.

Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$66,362

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$94,951	$(66,362)

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of December 31, 2011, is included in the Statement of Operations.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued (FASB) ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

17

Wanger International Select 2011 Annual Report

Notes to Financial Statements, continued

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from passive foreign investment company (PFIC) holdings,and foreign currency transactions were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$127,077	$(127,077)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	December 31, 2011	December 31, 2010
Ordinary Income*	$419,969	$385,292

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$—	$—	$1,913,340

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

The following capital loss carryforward, determined as of December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$1,870,723

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2011, were $3,336,023.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Fund will elect to treat late-year ordinary losses of $134,279 as arising on January 1, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2011, the effective investment advisory fee rate was 0.94% of the Fund's average daily net assets.

Through April 30, 2012, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis. The reimbursement to the Fund for the year ended December 31, 2011, was $15,651.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up $4 billion to	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2011, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

18

Wanger International Select 2011 Annual Report

Notes to Financial Statements, continued

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

During the year ended December 31, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $14,779 and $-, respectively.

5.  Borrowing Arrangements

Effective July 22, 2011, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. The Trust enters into this line of credit for one year durations.

Prior to July 22, 2011, the Trust participated in a $150 million credit facility with State Street Bank and Trust Company (State Street) under similar lending terms. The commitment fee under the State Street arrangement was 0.125% per annum of the unutilized line of credit.

No amounts were borrowed by the Fund under either facility during the year ended December 31, 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2011	Year Ended December 31, 2010
Shares sold	76,620	125,113
Shares issued in reinvestment of dividend distributions	23,263	24,723
Less shares redeemed	(344,326)	(483,784)
Net decrease in shares outstanding	(244,443)	(333,948)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2011, were $11,751,781 and $17,373,113, respectively.

8.  Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 92.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

19

Wanger International Select 2011 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 17, 2012

20

Wanger International Select 2011 Annual Report

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended December 31, 2011 of $37,377 are expected to be passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $656,847 ($0.45 per share) for the fiscal year ended December 31, 2011.

1.18% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011, qualified for the corporate dividends received deduction.

21

Wanger International Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 46, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust

Michelle L. Collins, 51, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	12	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.

Maureen M. Culhane, 63, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust

Margaret M. Eisen, 58, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.

John C. Heaton, 52, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.		Columbia Acorn Trust

Steven N. Kaplan, 52, Trustee and Vice Chair	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

22

Wanger International Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

Allan B. Muchin, 75, Trustee (1)	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	12	Columbia Acorn Trust

David J. Rudis, 58, Trustee (2)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust

David B. Small, 55, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 58, Trustee and President (3)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 77, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 45, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None

Robert A. Chalupnik, 45, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 1998. Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None

Michael G. Clarke, 42, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None

Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	12	None

P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None

Fritz Kaegi, 40, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2004. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

John Kunka, 41, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment adviser), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	12	None

23

Wanger International Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)

Stephen Kusmierczak, 44, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2001. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Joseph C. LaPalm, 42, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	12	None

Bruce H. Lauer, 54, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None

Louis J. Mendes III, 47, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Robert A. Mohn, 50, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors since August 1992.	12	None

Christopher J. Olson, 47, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None

Scott R. Plummer, 52, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, legacy RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds since May 2010.	12	None

Christopher O. Petersen, 42, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of legacy RiverSource Funds since January 2007.	12	None

Robert P. Scales, 59, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None

24

Wanger International Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)

Andreas Waldburg-Wolfegg, 45, Vice President	2011	Portfolio Manager and analyst of CWAM since 2002. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Linda Roth-Wiszowaty, 42, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Muchin retired at the end of calendar year 2011.

(2)  Prior to December 31, 2011, Mr. Rudis was considered an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive. The Order expired with respect to Wanger Advisors Trust on December 31, 2011.

(3)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

25

Wanger International Select 2011 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month end.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1451 C (2/12) 132422

Wanger Select

2011 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2011 Annual Report

2	Understanding Your Expenses

3	Vaccines: Medicine's Greatest Lifesaver

6	Performance Review

8	Statement of Investments

13	Statement of Assets and Liabilities

13	Statement of Operations

14	Statement of Changes in Net Assets

15	Financial Highlights

16	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Federal Income Tax Information

22	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2011, CWAM managed $29.4 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Vaccines: Medicine's Greatest Lifesaver" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

1

Wanger Select 2011 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger Select	1,000.00	1,000.00	829.80	1,020.31	4.36	4.81	0.95

* Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

2

Wanger Select 2011 Annual Report

Vaccines: Medicine's Greatest Lifesaver

I recently read several books on the history of vaccines. As one of the authors put it, "Of all of the benefits of medical science, vaccination is at or near the summit."1

Deadly Diseases

"Bring out your dead!" cries a wretched man pulling a cart of bodies in Monty Python and the Holy Grail. Set in the middle ages, the movie makes fun of the impact of communicable disease at that time. In reality, such diseases were no laughing matter. Once mankind transitioned from isolated bands of nomadic hunter-gatherers to more densely populated groups of farmers, epidemic diseases began to ravage civilization.

Remarkable progress has been made as fatal, communicable disease has now become rare in the developed world. Clearly, improved sanitation and nutrition have helped, but much of the credit goes to the development of vaccines.

The First Vaccine

Dating back to at least the time of the Pharaohs, waves of smallpox epidemics ravaged mankind. In populations previously subject to the disease, mortality rates for those infected could be more than 30% and, for other populations, much more.2 North American Indians had little immunity to the disease. Their population decreased 99% between Columbus's voyage in 1492 and the year 1800, and smallpox was the largest killer.3

People observed that the disease was communicable and one who survived a smallpox infection became immune to the next epidemic of the disease. In ancient China and more recently in Asia and Africa, a crude form of vaccination called variolation developed whereby fluid from a smallpox pustule or parts of smallpox scabs were scraped into the skin of a healthy person. In most cases, immunity would build up before the disease reached a vital organ and the individual would survive.

In 1790, Lady Montague, the wife of the British ambassador to the Ottoman Empire, introduced variolation to Britain. The process was far riskier than vaccines today; most people suffered severe side effects and up to about 3% of those treated died as a result.4 But these were much better odds than for those infected with smallpox.

Edward Jenner, a pharmacist in England, learned that milkmaids were immune to smallpox because they often suffered blisters from cowpox, a related disease. In 1796, Jenner began experimenting with variolating using fluid from a milkmaid's cowpox blisters, rather than smallpox sores. When his subjects were later variolated with smallpox fluid, no reaction occurred, indicating that they were immune from smallpox. Immunization using cowpox fluids rose rapidly and protected millions of people.5

A cowpox-derived vaccine for smallpox continued to be used well into the 20th century, including use by six million New Yorkers who were inoculated during a smallpox scare in 1947. Smallpox was eradicated from nature; the last case occurred in India in 1975.6 Smallpox immunizations ended when health authorities judged the risk of side effects from the vaccine exceeded the risk of the disease returning.

The Golden Age of Vaccines

Beginning in the 1860s, tremendous scientific advances were made. Robert Koch's laboratory in Germany identified bacteria as the source of many diseases and proved that bacteria grown in a lab could cause disease.7 Koch's lab created some vaccines, including those for diphtheria and tetanus.

In France, Louis Pasteur stunned the world by developing the first rabies vaccine in 1885; until then rabies infections resulted in horrible deaths. His mantra was to "isolate, attenuate and vaccinate" the pathogen causing a disease.8 He attenuated a germ by having it reproduce in petri dishes or animal cells where it would evolve in order to optimize in its new environment. Once it evolved to the point it would no longer thrive in and harm humans, it was injected into humans with the hope that the subject would build immunity to full power germs. The Goldilocks trick of course was to make the attenuated germ weak enough so as not to cause harm, but strong enough to create immunity.

While scientific understanding of disease increased rapidly, it was primitive compared to modern times. Diagnostic tools were poor. Bacteria could be seen by optical microscopes, but viruses were unseen until the development of the electron microscope in the 1930s. Viruses were inferred to exist as a result of an 1898 experiment by Danish professor Martinus Beijerinck, who filtered bacteria out through unglazed porcelain containers, but observed remaining, and much smaller, disease-causing elements. Scientists learned how to grow viruses in laboratories only in the late 1940s.9

Early vaccines were dangerous and unreliable by today's standards, though far less dangerous than the underlying diseases they prevented. Vaccines did not stop the great influenza epidemic of 1918-1919. Of a worldwide population of one billion, an estimated 500 million were infected and more than 50 million people died.10 This virus was unusual in that it had high mortality among young, healthy people.

Vaccines continued to progress. During World War II, all 11 million U.S. soldiers were vaccinated for typhoid, tetanus, smallpox, cholera and plague. Vaccines, coupled with antibiotics, drastically improved their health. Disease deaths outnumbered battle deaths by 13:1 in the Spanish American War, matched them in World War I and were outnumbered by 1:85 in World War II.11

Maurice Hilleman's Mission

Maurice Hilleman had a role in creating more vaccines than anyone else in history, some three dozen. As noted by Arthur Allen, author of Vaccine, The Controversial Story of Medicine's Greatest Lifesaver, "...his products undoubtedly

3

Wanger Select 2011 Annual Report

saved more lives than those of any other individual in the past half-century."12

Hilleman grew up in Montana, and earned a Ph.D. in microbiology at the University of Chicago where he discovered that chlamydia is a tiny bacteria rather than a virus. He then stunned his mentors by departing academia to work in industry. At Squibb, he developed a vaccine against Japanese B encephalitis to protect American Pacific troops during World War II. In 1948, he joined the Walter Reed Army Medical Center, then a hub of vaccine development.

In 1957, Hilleman moved to Merck, where he continued to develop vaccines well past his official retirement in 1984. He had a tremendous work ethic, often working seven days a week and expecting the same from his staff. He and his team were on a mission to rid the world of disease. They developed eight of 14 now common vaccines for measles, mumps, hepatitis A and B, chickenpox, meningitis, pneumonia and Hib (hemophilus influenza, which harms infants and young children).13 One of his accomplishments was the combination MMR (measles, mumps and rubella) vaccine.

Hilleman discovered that the influenza virus is particularly difficult to deal with due to frequent minor drifts in its surface, which each year makes the last year's vaccine obsolete. Periodically, the virus shifts its surface characteristics substantially, becoming much more virulent. Hilleman inferred that a shift occurred in Hong Kong in 1957 and, by having Merck produce 40 million doses of vaccine, saved thousands of lives in America. Potential future shifts keep virologists up at night.

Hilleman helped develop the first two anti-cancer vaccines. One vaccine prevents hepatitis B, the third most common known cause of cancer in the world (after sunlight and smoking).14 It was the first vaccine utilizing recombinant technology and the first made by a single protein. His innovations helped create a vaccine to prevent HPV (human papillomavirus), the cause of cervical cancer. Hilleman had high integrity, as he refused to risk changes in manufacturing processes in order to enhance yields and profits.15 He died in 2005 at age 85.

Vaccine Scares

Two notable scares set back progress on vaccine usage.

In 1982, a TV station in Washington D.C. aired "Vaccine Roulette," a story highlighting risks of the DTP (diphtheria, tetanus, pertussis) vaccine. It showed reactions well known to physicians, including cases of seizures, high fevers and fainting. In a case of ambush journalism, it edited doctors' comments out of context and failed to mention that none of the victims portrayed suffered permanent damage. Other media quoted the story further out of context, claiming permanent damage. The media also failed to mention the consequences of contracting the underlying diseases.16

In 1998, the British medical journal The Lancet published a paper alleging a link between the MMR vaccine and autism.17 It claimed that, in some cases, the vaccine caused the measles virus to lodge in the intestines and create leakage, allowing opioid peptides to escape and penetrate the brain, causing autism. The paper was under fire by scientists immediately. The opioid causation theory had already been widely discredited, the findings of measles in intestines could not be duplicated by other scientists and there was no comparison between autism rates of children who got the vaccine and those who did not. A review by 37 experts found that the theories were "biologically implausible," and the conclusions essentially worthless.18

Fourteen separate groups of investigators did statistical studies that also refuted the link.19 One notable study covered 530,000 children in Denmark from 1991-1998, comparing vaccinated and unvaccinated children. It showed "strong evidence against the hypothesis that MMR vaccination causes autism."20 By 2004, 10 of the original 12 authors of The Lancet article withdrew their support of the paper.21 The Lancet formally retracted the paper in 2010 and, that same year, the primary author of the paper had his U. K. medical license revoked.

Once the MMR-autism link was largely discredited, vaccine opponents claimed a link between mercury in vaccines and autism. Minute amounts of ethyl mercury were utilized in vaccines, usually less than the more toxic methyl mercury infants get exposed to from the environment. Combined, in some cases, the dosage did exceed government guidelines, so the mercury was removed. Studies showed that reported rates of autism continued to climb once mercury was removed from vaccines.22 "In spite of all the concern...there has not been a single case of proven mercury toxicity from vaccines...," writes Kurt Link, author of The Vaccine Controversy: The History, Use, and Safety of Vaccinations.23

Unfortunately, many people appear to rely on one-sided scares and opinions expressed in talk shows and by celebrity activists, rather than on scientific evidence. Immunization rates around the world have fluctuated with publicity, funding for inoculations, public policy and legal requirements. Where immunizations have dropped, outbreaks have occurred. A diphtheria epidemic hit the former Soviet Union in 1993, causing 4,000 deaths.24 In Japan, where pertussis immunizations fell from 80% in 1974 to 10% in 1976, a 1979 epidemic of that disease resulted in 13,000 infections and 41 deaths.25 In the United States, where pockets of low immunization rates exist, outbreaks occur. Some of the Chicago suburbs are currently experiencing a whooping cough outbreak.26

Perspectives on Risks

There have been mistakes in vaccine development, production and use that have resulted in injuries and deaths. However, those numbers pale in comparison to the injuries and deaths caused by the underlying diseases that are being conquered by vaccines. While rare vaccine side effects continue to exist, drugs and

4

Wanger Select 2011 Annual Report

vaccines come with disclosures of the known side effects and risks, however unlikely. Diseases don't.

Many people believe some vaccine-preventable diseases to be fairly benign and some are, in most cases. Yet measles is one of the most contagious viruses and has killed more children than any other disease in history.27 It hospitalized 48,000 Americans yearly in the 1960s and killed 400 during a 1964 epidemic.28

Chickenpox is perceived to be a mild disease and it usually is. Acquiring chickenpox creates lifetime immunity to the disease (though susceptibility to shingles) so some question the usefulness of the vaccine. However, Paul Offit, author of Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, points out that chickenpox creates risk of encephalitis, hepatitis, pneumonia and Group A streptococci, the "flesh-eating bacteria." He notes that, before the vaccine, some 10,000 people a year were hospitalized and 100 died annually in the United States due to the disease or related illnesses.29

German measles (rubella) was considered a benign illness featuring a rash and a low fever until Australian ophthalmologist Sir Norman McAllister Gregg discovered a link to birth defects. When striking a mother in her first trimester, rubella causes fetal anomalies in 90% of pregnancies. In 1964-65, prior to the rubella vaccine, the last major epidemic in the United States caused thousands of birth defects.30 Hilleman's MMR vaccine was approved in 1971 and the number dropped to seven U.S. cases in 1983.31

Whooping cough (pertussis) is a horrible disease for babies and small children. Babies have died because of outbreaks when vaccination rates declined as a result of scares. The underlying vaccine has changed since the "Vaccine Roulette" television program, to an acellular version with fewer side effects.32 That is why the combination vaccine is now called DTaP rather than DTP.

While no vaccine is 100% effective, the fact remains that if the vast majority of people are vaccinated, a disease cannot infect enough victims to spread. Link writes, "In the prevaccine era, every family lost a child or knew of one so lost due to vaccine-preventable diseases. Today in the USA, the death of a child is an unexpected tragedy; in the past it was an expected sorrow."33 American life expectancies increased 30 years during the 20th century, largely due to vaccines.34

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 3-5 of this report is unaudited.

1  Link, M.D., Kurt, The Vaccine Controversy, The History, Use, And Safety of Vaccinations, (Westport, Connecticut, Praeger Publishers 2005) p. 38.

2  Mnookin, Seth, The Panic Virus, A True Story of Medicine, Science, and Fear, (New York, New York, Simon & Schuster 2011) p. 30.

3  Offit, M.D., Paul A., Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, (New York, New York, HarperCollins Publishers 2007) pg. 32.

4  Link, M.D., Kurt, op. cit., p. 12.

5  Allen, Arthur, Vaccine, The Controversial Story of Medicines Greatest Lifesaver, (New York, New York, W. W. Norton & Company 2007) p. 49-50.

6  Ibid., p. 115, 303.

7  Offit, M.D., Paul A., op. cit., p. 144.

8  Allen, Arthur, op. cit., p. 65, 121.

9  Offit, M.D., Paul A., op. cit., p. 37, 41-42.

10  Ibid., p. 2-3.

11  Allen, Arthur, op. cit., p. 119, 159.

12  Ibid., p. 221.

13  Link, M.D., Kurt, op. cit., p. 101.

14  Offit, M.D., Paul A., op. cit., p. 115.

15  Ibid., p. 130, 156.

16  Allen, Arthur, op. cit., p. 251-256.

17  Wakefield, Andrew J., et al., "Ileal-lymphoid-nodular Hyperplasia, Non-Specific Colitis, and Pervasive Developmental Disorders in Children," The Lancet 351, Issue 9103 (1998), p. 637-41.

18  Mnookin, Seth, op. cit., p. 106-107, 114.

19  Offit, M.D., Paul A., op. cit., p. 167.

20  Mnookin, Seth, op. cit., p. 163.

21  Murch, Simon H., et al., "Retraction of an Interpretation," The Lancet 363, Issue 9411 (2004), p. 750.

22  Mnookin, Seth, op. cit., p. 167.

23  Link, M.D., Kurt, op. cit., p. 21.

24  Ibid., p. 57.

25  Mnookin, Seth, op. cit., p. 277.

26  Synett, Lawerence, "Whooping Cough Strikes Collar Counties," Chicago Tribune, December 6, 2011.

27  Mnookin, Seth, op. cit., p. 19.

28  Allen, Arthur, op. cit., p. 217.

29  Offit, M.D., Paul A., op. cit., p. 102.

30  Link, M.D., Kurt, op. cit., p. 82-84.

31  Allen, Arthur, op. cit., p. 240.

32  Ibid., p. 352, 286.

33  Link, M.D., Kurt, op. cit., p. 163.

34  Offit, M.D., Paul A., op. cit., p. xiv.

5

Wanger Select 2011 Annual Report

Performance Review Wanger Select

Ben Andrews Lead Portfolio Manager	Robert A. Chalupnik Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger Select fell 17.68% in 2011, underperforming the 1.73% decline of its primary benchmark, the S&P MidCap 400 Index. The large-cap S&P 500 Index ended the year up 2.11%. The loss and the performance lag were disappointments to us as Fund managers. So, what happened? What changes have we made to improve this performance?

Throughout 2011, there were big valuation disparities between different types of companies likely due to investors' beliefs that the world was going to experience another 2008-type crisis. The Fund owned, and still does own, a handful of stocks that we believe have underperformed due to this phenomenon and which contributed significantly to the Fund's underperformance in 2011. However, many of these companies have strong operational fundamentals, which is the reason that we continue to own them in the Fund. Some examples include: rental car company Hertz, down 19% in 2011 while its adjusted earnings are expected to be up 80% year over year (according to stock market analysts' earnings estimates); Colombian oil producer Pacific Rubiales Energy, down 45% for the year but with earnings up 125% year over year; insurance company CNO Financial, down 7% in 2011 but showing adjusted earnings up 80% year over year; and electronic manufacturing services provider Sanmina-SCI, down 19% in 2011 while its adjusted year-over-year earnings rose 25%.

We firmly believe that if a company continues to grow its earnings, its stock price will go up over time. We believe that the 2012 outlook for the companies mentioned above appears relatively strong and most of these stocks started to perform better late in the year. We believe that investors may be starting to realize that certain stocks are too cheap at current levels.

We classify the businesses that we hold in the Fund in two ways: (1) core holdings, or companies with sustainable competitive advantages, pricing power, dominant market share and strong cash generation, and (2) opportunistic holdings, or companies going through a turnaround or that are misunderstood by Wall Street for various reasons. Midyear the Fund began executing on its plan to structure the portfolio with fewer opportunistic holdings (like the stocks mentioned above) and more core holdings. In May 2011, we added Rob Chalupnik as co-portfolio manager to assist in this focus. However, we are deliberately making this transition slowly because we believe many of the Fund's opportunistic holdings are quite cheap and exhibit strong operational fundamentals. We anticipate opportunistic holdings will continue to be part of the portfolio, though as a smaller percentage than the Fund has owned in recent years, especially in times of global uncertainty. We expect to vary the percentage when we believe we are being paid to take risk.

Due to the 2012 elections both here and in Europe, we wouldn't be surprised to see positive market results for this country and some countries in Europe and Asia in the new year. However, we do anticipate continued stock market volatility as we see little to no improvement in the over-leveraged status of the western world governments.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Hertz	6.1%
CNO Financial Group	5.0
Sanmina-SCI	4.0
Pacific Rubiales Energy	2.7

Diversification Status Change

Effective January 31, 2012, Wanger Select changed its classification to a diversified investment company. This is a change in classification only. The Fund's investment style remains the same. Diversified funds have greater flexibility in allocating investments than non-diversified funds. The Fund was previously registered as a non-diversified investment company, which required more concentrated holdings with a relatively large percentage of portfolio assets invested in a single issuer or a small number of issuers. The Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders.

6

Wanger Select 2011 Annual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through December 31, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2011, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/11

1. Discover Financial Services Credit Card Company	7.2%
2. Hertz Largest U.S. Rental Car Operator	6.1
3. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.0
4. Ametek Aerospace/Industrial Instruments	4.8
5. Sanmina-SCI Electronic Manufacturing Services	4.0
6. JB Hunt Transport Services Truck & Intermodal Carrier	3.7
7. Coach Designer & Retailer of Branded Leather Accessories	3.5
8. Donaldson Industrial Air Filtration	3.5
9. SBA Communications Communications Towers	3.3
10. Crown Castle International Communications Towers	3.1

Top 5 Industries

As a percentage of net assets, as of 12/31/11

Consumer Goods & Services	22.2%
Industrial Goods & Services	21.0
Information	18.1
Finance	15.5
Energy & Minerals	11.8

Results as of December 31, 2011

	4th quarter	1 year	5 years	10 years
Wanger Select	9.21%	-17.68%	-0.71%	6.28%
S&P MidCap 400 Index*	12.98	-1.73	3.32	7.04
S&P 500 Index	11.82	2.11	-0.25	2.92
Lipper Mid-Cap Growth Funds Variable Underlying Index	8.39	-4.69	3.00	4.58

*The Fund's primary benchmark.

NAV as of 12/31/11: $23.35

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.93%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks and is presented to show performance against a widely recognized market index. The Lipper Mid-Cap Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger Select 2011 Annual Report

Wanger Select

Statement of Investments, December 31, 2011

Number of Shares		Value
	Equities – 98.3%
	Consumer Goods & Services – 22.2%
	Retail – 8.1%
357,000	Safeway Supermarkets	$7,511,280
133,000	Abercrombie & Fitch Teen Apparel Retailer	6,495,720
74,600	lululemon athletica (a) Premium Active Apparel Retailer	3,480,836
35,000	Tiffany & Co. Luxury Good Retailer	2,319,100
		19,806,936
	Travel – 7.8%
1,268,000	Hertz (a) Largest U.S. Rental Car Operator	14,860,960
166,000	Gaylord Entertainment (a) Convention Hotels	4,007,240
		18,868,200
	Apparel – 3.5%
138,500	Coach Designer & Retailer of Branded Leather Accessories	8,454,040
	Casinos & Gaming – 1.4%
50,663,000	RexLot Holdings (China) Lottery Equipment Supplier in China	3,316,279
	Educational Services – 1.2%
52,625	ITT Educational Services (a) (b) Post-secondary Degree Services	2,993,836
	Food & Beverage – 0.1%
307,000	GLG Life Tech (Canada) (a) (b) Produce an All-Natural Sweetener Extracted from the Stevia Plant	276,300
	Other Consumer Services – 0.1%
536,550	IFM Investments (Century 21 China RE) – ADR (China) (a) Provide Real Estate Services in China	171,696
	Total Consumer Goods & Services	53,887,287

Number of Shares		Value
	Industrial Goods & Services – 21.0%
	Machinery – 14.2%
278,500	Ametek Aerospace/Industrial Instruments	$11,724,850
123,750	Donaldson Industrial Air Filtration	8,424,900
126,000	Pall Filtration & Fluids Clarification	7,200,900
170,000	Kennametal Consumable Cutting Tools	6,208,400
44,000	Oshkosh Corporation (a) Specialty Truck Manufacturer	940,720
		34,499,770
	Outsourcing Services – 2.1%
236,000	Quanta Services (a) Electrical & Telecom Construction Services	5,083,440
	Industrial Distribution – 2.0%
26,000	WW Grainger Industrial Distribution	4,866,940
	Other Industrial Services – 1.8%
103,500	Expeditors International of Washington International Freight Forwarder	4,239,360
	Waste Management – 0.9%
66,500	Waste Management U.S. Garbage Collection & Disposal	2,175,215
	Total Industrial Goods & Services	50,864,725
	Information – 18.1%
	Mobile Communications – 6.9%
184,000	SBA Communications (a) Communications Towers	7,904,640
169,000	Crown Castle International (a) Communications Towers	7,571,200
2,215,900	Globalstar (a) (b) Satellite Mobile Voice & Data Carrier	1,196,586
		16,672,426
	Contract Manufacturing – 4.0%
1,051,333	Sanmina-SCI (a) Electronic Manufacturing Services	9,787,910

See accompanying notes to financial statements.
8

Wanger Select 2011 Annual Report

Wanger Select

Statement of Investments, December 31, 2011

Number of Shares		Value
	Computer Services – 2.5%
673,400	WNS - ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	$6,053,866
	Computer Hardware & Related Equipment – 2.2%
116,000	Amphenol Electronic Connectors	5,265,240
	Instrumentation – 1.1%
19,000	Mettler Toledo (a) Laboratory Equipment	2,806,490
	Business Software – 0.6%
27,500	Concur Technologies (a) Web Enabled Cost & Expense Management Software	1,396,725
	Semiconductors & Related Equipment – 0.4%
126,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	1,020,600
	Advertising – 0.4%
717,100	VisionChina Media - ADR (China) (a) Advertising on Digital Screens in China's Mass Transit System	889,204
	Total Information	43,892,461
	Finance – 15.5%
	Credit Cards – 7.2%
723,200	Discover Financial Services Credit Card Company	17,356,800
	Insurance – 5.0%
1,939,000	CNO Financial Group (a) Life, Long-term Care & Medical Supplement Insurance	12,235,090
	Banks – 2.1%
115,000	City National Bank & Asset Manager	5,080,700
	Brokerage & Money Management – 1.2%
171,000	SEI Investments Mutual Fund Administration & Investment Management	2,966,850
	Total Finance	37,639,440

Number of Shares		Value
	Energy & Minerals – 11.8%
	Oil & Gas Producers – 8.3%
361,750	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	$6,650,874
6,520,700	Canacol (Colombia) (a) Oil Producer in South America	4,928,529
5,887,900	ShaMaran Petroleum (Iraq) (a) Oil Exploration in Kurdistan	2,051,734
163,000	Houston American Energy (a) (b) Oil & Gas Exploration/Production in Colombia	1,986,970
8,714,000	Petrodorado (Colombia) (a)	1,753,492
5,714,000	Petrodorado – Warrants (Colombia) (a) (c) (d) Oil & Gas Exploration/Production in Colombia, Peru & Paraguay	213,136
3,600,000	Canadian Overseas Petroleum (United Kingdom) (a) (c)	1,194,758
184,000	Canadian Overseas Petroleum (United Kingdom) (a)	62,312
1,800,000	Canadian Overseas Petroleum – Warrants (United Kingdom) (a) (c) (d) Oil & Gas Exploration/Production in the North Sea	142,233
2,575,000	Petromanas (Canada) (a)	391,779
937,500	Petromanas - Warrants (Canada) (a) (c) Exploring for Oil in Albania	6,810
11,000	Continental Resources (a) Oil & Gas Producer in U.S.	733,810
		20,116,437
	Mining – 0.9%
152,000	Kirkland Lake Gold (Canada) (a) Gold Mining	2,300,702
	Agricultural Commodities – 1.2%
250,000	Union Agriculture Group (Argentina) (a) (c) (d) Farmland Operator in Uruguay	2,492,500
6,154,000	Eacom Timber (Canada) (a) Canadian Lumber Producer	422,851
		2,915,351
	Alternative Energy – 1.0%
422,600	Canadian Solar (China) (a) (b) Solar Cell & Module Manufacturer	1,124,116

See accompanying notes to financial statements.
9

Wanger Select 2011 Annual Report

Wanger Select

Statement of Investments, December 31, 2011

Number of Shares		Value
582,600	Synthesis Energy Systems (China) (a) Owner / Operator of Gasification Plants	$903,030
252,000	Real Goods Solar (a) Residential Solar Energy Installer	360,360
		2,387,506
	Oil Services – 0.4%
1,716,400	Tuscany International Drilling (a) South America Based Drilling Rig Contractor	1,010,886
	Total Energy & Minerals	28,730,882
	Other Industries – 7.0%
	Transportation – 3.7%
198,250	JB Hunt Transport Services Truck & Intermodal Carrier	8,935,128
	Real Estate – 2.2%
294,500	BioMed Realty Trust Life Science-focused Office Buildings	5,324,560
	Regulated Utilities – 1.1%
79,000	Wisconsin Energy Wisconsin Utility	2,761,840
	Total Other Industries	17,021,528
	Health Care – 2.7%
	Pharmaceuticals – 1.5%
323,600	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	3,598,432
	Biotechnology & Drug Delivery – 1.2%
440,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	2,899,600
	Total Health Care	6,498,032
Total Equities (Cost: $213,391,313) — 98.3%		238,534,355

Number of Shares		Value
Securities Lending Collateral – 2.9%
7,070,330	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	$7,070,330
	Total Securities Lending Collateral (Cost: $7,070,330)	7,070,330
Total Investments (Cost: $220,461,643) — 101.2% (f) (g)		245,604,685
Obligation to Return Collateral for Securities Loaned — (2.9)%		(7,070,330)
Cash and Other Assets Less Liabilities — 1.7%		4,009,052
Total Net Assets — 100.0%		$242,543,407

  ADR = American Depositary Receipts

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 is $3,306,194.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued in good faith by the Board of Trustees. At December 31, 2011, these securities (in thousands) amounted to $4,049,437, which represents 1.67% of total net assets.

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10- 12/16/11	250,000	$2,999,999	$2,492,500
Canadian Overseas Petroleum	11/24/10	3,600,000	1,539,065	1,194,758
Petrodorado – Warrants	11/20/09	5,714,000	706,004	213,136
Canadian Overseas Petroleum – Warrants	11/24/10	1,800,000	225,295	142,233
Petromanas – Warrants	05/20/10	937,500	54,282	6,810
			$5,524,645	$4,049,437

(d)  Illiquid security.

(e)  Investment made with cash collateral received from securities lending activity.

See accompanying notes to financial statements.
10

Wanger Select 2011 Annual Report

Wanger Select

Statement of Investments, December 31, 2011

(f)  On December 31, 2011, the market value of foreign securities represented 10.1% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Cost	Percent
Canadian Dollar	$21,130,096	$19,811,239	8.7
Hong Kong Dollar	3,316,278	3,210,487	1.4
Total Foreign Portfolio	$24,446,374	$23,021,726	10.1

(g)  At December 31, 2011, for federal income tax purposes, cost of investments was $227,727,211 and net unrealized appreciation was $17,877,474 consisting of gross unrealized appreciation of $62,943,046 and gross unrealized depreciation of $(45,065,572).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$50,571,008	$3,316,279	$—	$53,887,287
Industrial Goods & Services	50,864,725	—	—	50,864,725
Information	43,892,461	—	—	43,892,461
Finance	37,639,440	—	—	37,639,440
Energy & Minerals	24,681,445	1,556,937	2,492,500	28,730,882
Other Industries	17,021,528	—	—	17,021,528
Health Care	6,498,032	—	—	6,498,032
Total Equities	231,168,639	4,873,216	2,492,500	238,534,355
Total Securities Lending Collateral	7,070,330	—	—	7,070,330
Total Investments	$238,238,969	$4,873,216	$2,492,500	$245,604,685

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

The following table shows transfers between Level 1 & Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$12,078,043	$—	$—	$12,078,043

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

See accompanying notes to financial statements.
11

Wanger Select 2011 Annual Report

Wanger Select

Statement of Investments, December 31, 2011

The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Energy & Minerals	$2,999,999	$—	$(507,499)	$—	$—	$—	$—	$2,492,500

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(507,499).

  At December 31, 2011, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	18.1
Consumer Goods & Services	22.2
Industrial Goods & Services	21.0
Finance	15.5
Energy & Minerals	11.8
Other Industries	7.0
Health Care	2.7
98.3
Securities Lending Collateral	2.9
Obligation to Return Collateral for Securities Loaned	(2.9)
Cash and Other Assets less Liabilities	1.7
100.0

See accompanying notes to financial statements.
12

Wanger Select 2011 Annual Report

Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments, at cost	$220,461,643
Investments, at value (including securities on loan of $3,306,194)	$245,604,685
Cash	4,830,830
Receivable for:
Investments sold	129,115
Fund shares sold	197
Securities lending income	13,162
Dividends	263,538
Foreign tax reclaims	3,364
Prepaid expenses	3,938
Total Assets	250,848,829
Liabilities:
Collateral on securities loaned	7,070,330
Payable for:
Investments purchased	382,500
Fund shares repurchased	743,339
Investment advisory fee	5,338
Administration fee	334
Transfer agent fee	1
Trustees' fees	23,348
Custody fee	2,573
Reports to shareholders	43,490
Chief compliance officer expenses	634
Other liabilities	33,535
Total Liabilities	8,305,422
Net Assets	$242,543,407
Composition of Net Assets:
Paid-in capital	$228,146,334
Accumulated net investment loss	(33,531)
Accumulated net realized loss	(10,712,438)
Net unrealized appreciation on investments	25,143,042
Net Assets	$242,543,407
Fund Shares Outstanding	10,385,285
Net asset value, offering price and redemption price per share	$23.35

Statement of Operations
For the Year Ended December 31, 2011

Investment Income:
Dividends (net foreign taxes withheld of $23,872)	$2,017,777
Interest income	1,638
Securities lending income, net	51,877
Total Investment Income	2,071,292
Expenses:
Investment advisory fee	2,385,779
Administration fee	149,111
Transfer agent fee	230
Trustees' fees	14,665
Custody fee	52,138
Reports to shareholders	71,599
Professional fees	55,117
Chief compliance officer expenses (See Note 4)	11,993
Other expenses (See Note 5)	44,101
Total Expenses	2,784,733
Custody earnings credit	(30)
Net Expenses	2,784,703
Net Investment Loss	(713,411)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	21,899,595
Foreign currency transactions	(12,775)
Net realized gain	21,886,820
Net change in unrealized appreciation (depreciation) on:
Investments	(77,026,053)
Foreign currency translations	(254)
Net change in unrealized depreciation	(77,026,307)
Net Loss	(55,139,487)
Net Decrease in Net Assets from Operations	$(55,852,898)

See accompanying notes to financial statements.
13

Wanger Select 2011 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations:
Net investment loss	$(713,411)	$(1,102,852)
Net realized gain (loss) on:
Unaffiliated investments	21,899,595	6,624,963
Affiliated investments	—	5,633,250
Foreign currency transactions	(12,775)	81,501
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(77,026,053)	58,926,777
Affiliated investments	—	813,341
Foreign currency translations	(254)	254
Net Increase (Decrease) in Net Assets from Operations	(55,852,898)	70,977,234
Distributions to Shareholders:
From net investment income	(6,570,049)	(1,632,499)
Share Transactions:
Subscriptions	16,603,789	40,253,904
Distributions reinvested	6,570,049	1,632,499
Redemptions	(64,167,013)	(35,639,991)
Net Increase (Decrease) from Share Transactions	(40,993,175)	6,246,412
Total Increase (Decrease) in Net Assets	(103,416,122)	75,591,147
Net Assets:
Beginning of period	345,959,529	270,368,382
End of period	$242,543,407	$345,959,529
Accumulated net investment loss	$(33,531)	$(2,901,264)

See accompanying notes to financial statements.
14

Wanger Select 2011 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.99	$23.05	$13.87	$28.08	$26.15
Income from Investment Operations:
Net investment loss (a)	(0.06)	(0.09)	(0.08)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(4.99)	6.17	9.26	(13.38)	2.47
Total from Investment Operations	(5.05)	6.08	9.18	(13.48)	2.43
Less Distributions to Shareholders:
From net investment income	(0.59)	(0.14)	—	—	—
From net realized gains	—	—	—	(0.73)	(0.50)
Total Distributions to Shareholders	(0.59)	(0.14)	—	(0.73)	(0.50)
Net Asset Value, End of Period	$23.35	$28.99	$23.05	$13.87	$28.08
Total Return (b)	(17.68)%	26.57%	66.19%	(49.06)%	9.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (c)	0.93%	0.93%	0.95%	0.91%	0.90%
Net investment loss (c)	(0.24)%	(0.38)%	(0.44)%	(0.45)%	(0.15)%
Portfolio turnover rate	23%	30%	35%	36%	15%
Net assets, end of period (000s)	$242,543	$345,960	$270,368	$156,588	$316,380

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
15

Wanger Select 2011 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and nonqualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the latest bid quotations.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of December 31, 2011, is included in the Statement of Operations.

16

Wanger Select 2011 Annual Report

Notes to Financial Statements, continued

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from passive foreign investment company (PFIC) holdings, former PFIC holdings, foreign currency transactions and net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$10,151,193	$(5,229,117)	$(4,922,076)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	December 31, 2011	December 31, 2010
Ordinary Income*	$6,570,049	$1,632,499

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$17,877,474

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

The following capital loss carryforward, determined as of December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$3,446,870

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2011, were $19,993,567.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Fund will elect to treat late-year ordinary losses of $11,470 as arising on January 1, 2012.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized

17

Wanger Select 2011 Annual Report

Notes to Financial Statements, continued

tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2011, the effective investment advisory fee rate was 0.80% of the Fund's average daily net assets.

Through April 30, 2012, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. For the year ended December 31, 2011 the Fund was not reimbursed any expenses.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up $4 billion to	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2011, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

For the year ended December 31, 2011, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $—and $844,060, respectively.

5.  Borrowing Arrangements

Effective July 22, 2011, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. The Trust enters into this line of credit for one year durations.

Prior to July 22, 2011, the Trust participated in a $150 million credit facility with State Street Bank and Trust Company (State Street) under similar lending terms. The commitment fee under the State Street arrangement was 0.125% per annum of the unutilized line of credit.

No amounts were borrowed by the Fund under either facility during the year ended December 31, 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2011	Year Ended December 31, 2010
Shares sold	609,932	1,613,837
Shares issued in reinvestment of dividend distributions	245,977	74,306
Less shares redeemed	(2,405,373)	(1,485,474)
Net increase (decrease) in shares outstanding	(1,549,464)	202,669

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2011, were $69,283,782 and $113,349,340, respectively.

8.  Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account owned 84.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The

18

Wanger Select 2011 Annual Report

Notes to Financial Statements, continued

plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

19

Wanger Select 2011 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 17, 2012

20

Wanger Select 2011 Annual Report

Federal Income Tax Information (Unaudited)

20.04% of the ordinary income distributed by the Fund, for the year ended December 31, 2011, qualified for the corporate dividends received deduction.

21

Wanger Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 46, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust

Michelle L. Collins, 51, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	12	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.

Maureen M. Culhane, 63, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust

Margaret M. Eisen, 58, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.

John C. Heaton, 52, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.		Columbia Acorn Trust

Steven N. Kaplan, 52, Trustee and Vice Chair	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

22

Wanger Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

Allan B. Muchin, 75, Trustee (1)	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	12	Columbia Acorn Trust

David J. Rudis, 58, Trustee (2)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust

David B. Small, 55, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 58, Trustee and President (3)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 77, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 45, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None

Robert A. Chalupnik, 45, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 1998. Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None

Michael G. Clarke, 42, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None

Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	12	None

P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None

Fritz Kaegi, 40, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2004. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

John Kunka, 41, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment adviser), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	12	None

23

Wanger Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)

Stephen Kusmierczak, 44, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2001. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Joseph C. LaPalm, 42, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	12	None

Bruce H. Lauer, 54, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None

Louis J. Mendes III, 47, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Robert A. Mohn, 50, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors since August 1992.	12	None

Christopher J. Olson, 47, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None

Scott R. Plummer, 52, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, legacy RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds since May 2010.	12	None

Christopher O. Petersen, 42, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of legacy RiverSource Funds since January 2007.	12	None

Robert P. Scales, 59, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None

24

Wanger Select 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)

Andreas Waldburg-Wolfegg, 45, Vice President	2011	Portfolio Manager and analyst of CWAM since 2002. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Linda Roth-Wiszowaty, 42, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Muchin retired at the end of calendar year 2011.

(2)  Prior to December 31, 2011, Mr. Rudis was considered an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive. The Order expired with respect to Wanger Advisors Trust on December 31, 2011.

(3)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

25

Wanger Select 2011 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1461 C (2/12) 132427

Wanger USA

2011 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2011 Annual Report

2	Understanding Your Expenses

3	Vaccines: Medicine's Greatest Lifesaver

6	Performance Review

8	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Federal Income Tax Information

24	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2011, CWAM managed $29.4 billion in assets. CWAM is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies and qualified pension or retirement plans.

The views expressed in "Vaccines: Medicine's Greatest Lifesaver" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

1

Wanger USA 2011 Annual Report

Understanding Your Expenses

As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" below for details on how to use the hypothetical data.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Wanger USA	1,000.00	1,000.00	868.60	1,020.61	4.17	4.51	0.89

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

2

Wanger USA 2011 Annual Report

Vaccines: Medicine's Greatest Lifesaver

I recently read several books on the history of vaccines. As one of the authors put it, "Of all of the benefits of medical science, vaccination is at or near the summit."1

Deadly Diseases

"Bring out your dead!" cries a wretched man pulling a cart of bodies in Monty Python and the Holy Grail. Set in the middle ages, the movie makes fun of the impact of communicable disease at that time. In reality, such diseases were no laughing matter. Once mankind transitioned from isolated bands of nomadic hunter-gatherers to more densely populated groups of farmers, epidemic diseases began to ravage civilization.

Remarkable progress has been made as fatal, communicable disease has now become rare in the developed world. Clearly, improved sanitation and nutrition have helped, but much of the credit goes to the development of vaccines.

The First Vaccine

Dating back to at least the time of the Pharaohs, waves of smallpox epidemics ravaged mankind. In populations previously subject to the disease, mortality rates for those infected could be more than 30% and, for other populations, much more.2 North American Indians had little immunity to the disease. Their population decreased 99% between Columbus's voyage in 1492 and the year 1800, and smallpox was the largest killer.3

People observed that the disease was communicable and one who survived a smallpox infection became immune to the next epidemic of the disease. In ancient China and more recently in Asia and Africa, a crude form of vaccination called variolation developed whereby fluid from a smallpox pustule or parts of smallpox scabs were scraped into the skin of a healthy person. In most cases, immunity would build up before the disease reached a vital organ and the individual would survive.

In 1790, Lady Montague, the wife of the British ambassador to the Ottoman Empire, introduced variolation to Britain. The process was far riskier than vaccines today; most people suffered severe side effects and up to about 3% of those treated died as a result.4 But these were much better odds than for those infected with smallpox.

Edward Jenner, a pharmacist in England, learned that milkmaids were immune to smallpox because they often suffered blisters from cowpox, a related disease. In 1796, Jenner began experimenting with variolating using fluid from a milkmaid's cowpox blisters, rather than smallpox sores. When his subjects were later variolated with smallpox fluid, no reaction occurred, indicating that they were immune from smallpox. Immunization using cowpox fluids rose rapidly and protected millions of people.5

A cowpox-derived vaccine for smallpox continued to be used well into the 20th century, including use by six million New Yorkers who were inoculated during a smallpox scare in 1947. Smallpox was eradicated from nature; the last case occurred in India in 1975.6 Smallpox immunizations ended when health authorities judged the risk of side effects from the vaccine exceeded the risk of the disease returning.

The Golden Age of Vaccines

Beginning in the 1860s, tremendous scientific advances were made. Robert Koch's laboratory in Germany identified bacteria as the source of many diseases and proved that bacteria grown in a lab could cause disease.7 Koch's lab created some vaccines, including those for diphtheria and tetanus.

In France, Louis Pasteur stunned the world by developing the first rabies vaccine in 1885; until then rabies infections resulted in horrible deaths. His mantra was to "isolate, attenuate and vaccinate" the pathogen causing a disease.8 He attenuated a germ by having it reproduce in petri dishes or animal cells where it would evolve in order to optimize in its new environment. Once it evolved to the point it would no longer thrive in and harm humans, it was injected into humans with the hope that the subject would build immunity to full power germs. The Goldilocks trick of course was to make the attenuated germ weak enough so as not to cause harm, but strong enough to create immunity.

While scientific understanding of disease increased rapidly, it was primitive compared to modern times. Diagnostic tools were poor. Bacteria could be seen by optical microscopes, but viruses were unseen until the development of the electron microscope in the 1930s. Viruses were inferred to exist as a result of an 1898 experiment by Danish professor Martinus Beijerinck, who filtered bacteria out through unglazed porcelain containers, but observed remaining, and much smaller, disease-causing elements. Scientists learned how to grow viruses in laboratories only in the late 1940s.9

Early vaccines were dangerous and unreliable by today's standards, though far less dangerous than the underlying diseases they prevented. Vaccines did not stop the great influenza epidemic of 1918-1919. Of a worldwide population of one billion, an estimated 500 million were infected and more than 50 million people died.10 This virus was unusual in that it had high mortality among young, healthy people.

Vaccines continued to progress. During World War II, all 11 million U.S. soldiers were vaccinated for typhoid, tetanus, smallpox, cholera and plague. Vaccines, coupled with antibiotics, drastically improved their health. Disease deaths outnumbered battle deaths by 13:1 in the Spanish American War, matched them in World War I and were outnumbered by 1:85 in World War II.11

Maurice Hilleman's Mission

Maurice Hilleman had a role in creating more vaccines than anyone else in history, some three dozen. As noted by Arthur Allen, author of Vaccine, The Controversial Story of Medicine's Greatest Lifesaver, "...his products undoubtedly

3

Wanger USA 2011 Annual Report

saved more lives than those of any other individual in the past half-century."12

Hilleman grew up in Montana, and earned a Ph.D. in microbiology at the University of Chicago where he discovered that chlamydia is a tiny bacteria rather than a virus. He then stunned his mentors by departing academia to work in industry. At Squibb, he developed a vaccine against Japanese B encephalitis to protect American Pacific troops during World War II. In 1948, he joined the Walter Reed Army Medical Center, then a hub of vaccine development.

In 1957, Hilleman moved to Merck, where he continued to develop vaccines well past his official retirement in 1984. He had a tremendous work ethic, often working seven days a week and expecting the same from his staff. He and his team were on a mission to rid the world of disease. They developed eight of 14 now common vaccines for measles, mumps, hepatitis A and B, chickenpox, meningitis, pneumonia and Hib (hemophilus influenza, which harms infants and young children).13 One of his accomplishments was the combination MMR (measles, mumps and rubella) vaccine.

Hilleman discovered that the influenza virus is particularly difficult to deal with due to frequent minor drifts in its surface, which each year makes the last year's vaccine obsolete. Periodically, the virus shifts its surface characteristics substantially, becoming much more virulent. Hilleman inferred that a shift occurred in Hong Kong in 1957 and, by having Merck produce 40 million doses of vaccine, saved thousands of lives in America. Potential future shifts keep virologists up at night.

Hilleman helped develop the first two anti-cancer vaccines. One vaccine prevents hepatitis B, the third most common known cause of cancer in the world (after sunlight and smoking).14 It was the first vaccine utilizing recombinant technology and the first made by a single protein. His innovations helped create a vaccine to prevent HPV (human papillomavirus), the cause of cervical cancer. Hilleman had high integrity, as he refused to risk changes in manufacturing processes in order to enhance yields and profits.15 He died in 2005 at age 85.

Vaccine Scares

Two notable scares set back progress on vaccine usage.

In 1982, a TV station in Washington D.C. aired "Vaccine Roulette," a story highlighting risks of the DTP (diphtheria, tetanus, pertussis) vaccine. It showed reactions well known to physicians, including cases of seizures, high fevers and fainting. In a case of ambush journalism, it edited doctors' comments out of context and failed to mention that none of the victims portrayed suffered permanent damage. Other media quoted the story further out of context, claiming permanent damage. The media also failed to mention the consequences of contracting the underlying diseases.16

In 1998, the British medical journal The Lancet published a paper alleging a link between the MMR vaccine and autism.17 It claimed that, in some cases, the vaccine caused the measles virus to lodge in the intestines and create leakage, allowing opioid peptides to escape and penetrate the brain, causing autism. The paper was under fire by scientists immediately. The opioid causation theory had already been widely discredited, the findings of measles in intestines could not be duplicated by other scientists and there was no comparison between autism rates of children who got the vaccine and those who did not. A review by 37 experts found that the theories were "biologically implausible," and the conclusions essentially worthless.18

Fourteen separate groups of investigators did statistical studies that also refuted the link.19 One notable study covered 530,000 children in Denmark from 1991-1998, comparing vaccinated and unvaccinated children. It showed "strong evidence against the hypothesis that MMR vaccination causes autism."20 By 2004, 10 of the original 12 authors of The Lancet article withdrew their support of the paper.21 The Lancet formally retracted the paper in 2010 and, that same year, the primary author of the paper had his U. K. medical license revoked.

Once the MMR-autism link was largely discredited, vaccine opponents claimed a link between mercury in vaccines and autism. Minute amounts of ethyl mercury were utilized in vaccines, usually less than the more toxic methyl mercury infants get exposed to from the environment. Combined, in some cases, the dosage did exceed government guidelines, so the mercury was removed. Studies showed that reported rates of autism continued to climb once mercury was removed from vaccines.22 "In spite of all the concern...there has not been a single case of proven mercury toxicity from vaccines...," writes Kurt Link, author of The Vaccine Controversy: The History, Use, and Safety of Vaccinations.23

Unfortunately, many people appear to rely on one-sided scares and opinions expressed in talk shows and by celebrity activists, rather than on scientific evidence. Immunization rates around the world have fluctuated with publicity, funding for inoculations, public policy and legal requirements. Where immunizations have dropped, outbreaks have occurred. A diphtheria epidemic hit the former Soviet Union in 1993, causing 4,000 deaths.24 In Japan, where pertussis immunizations fell from 80% in 1974 to 10% in 1976, a 1979 epidemic of that disease resulted in 13,000 infections and 41 deaths.25 In the United States, where pockets of low immunization rates exist, outbreaks occur. Some of the Chicago suburbs are currently experiencing a whooping cough outbreak.26

Perspectives on Risks

There have been mistakes in vaccine development, production and use that have resulted in injuries and deaths. However, those numbers pale in comparison to the injuries and deaths caused by the underlying diseases that are being conquered by vaccines. While rare vaccine side effects continue to exist, drugs and

4

Wanger USA 2011 Annual Report

vaccines come with disclosures of the known side effects and risks, however unlikely. Diseases don't.

Many people believe some vaccine-preventable diseases to be fairly benign and some are, in most cases. Yet measles is one of the most contagious viruses and has killed more children than any other disease in history.27 It hospitalized 48,000 Americans yearly in the 1960s and killed 400 during a 1964 epidemic.28

Chickenpox is perceived to be a mild disease and it usually is. Acquiring chickenpox creates lifetime immunity to the disease (though susceptibility to shingles) so some question the usefulness of the vaccine. However, Paul Offit, author of Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, points out that chickenpox creates risk of encephalitis, hepatitis, pneumonia and Group A streptococci, the "flesh-eating bacteria." He notes that, before the vaccine, some 10,000 people a year were hospitalized and 100 died annually in the United States due to the disease or related illnesses.29

German measles (rubella) was considered a benign illness featuring a rash and a low fever until Australian ophthalmologist Sir Norman McAllister Gregg discovered a link to birth defects. When striking a mother in her first trimester, rubella causes fetal anomalies in 90% of pregnancies. In 1964-65, prior to the rubella vaccine, the last major epidemic in the United States caused thousands of birth defects.30 Hilleman's MMR vaccine was approved in 1971 and the number dropped to seven U.S. cases in 1983.31

Whooping cough (pertussis) is a horrible disease for babies and small children. Babies have died because of outbreaks when vaccination rates declined as a result of scares. The underlying vaccine has changed since the "Vaccine Roulette" television program, to an acellular version with fewer side effects.32 That is why the combination vaccine is now called DTaP rather than DTP.

While no vaccine is 100% effective, the fact remains that if the vast majority of people are vaccinated, a disease cannot infect enough victims to spread. Link writes, "In the prevaccine era, every family lost a child or knew of one so lost due to vaccine-preventable diseases. Today in the USA, the death of a child is an unexpected tragedy; in the past it was an expected sorrow."33 American life expectancies increased 30 years during the 20th century, largely due to vaccines.34

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Columbia Wanger Funds Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 3-5 of this report is unaudited.

1  Link, M.D., Kurt, The Vaccine Controversy, The History, Use, And Safety of Vaccinations, (Westport, Connecticut, Praeger Publishers 2005) p. 38.

2  Mnookin, Seth, The Panic Virus, A True Story of Medicine, Science, and Fear, (New York, New York, Simon & Schuster 2011) p. 30.

3  Offit, M.D., Paul A., Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, (New York, New York, HarperCollins Publishers 2007) pg. 32.

4  Link, M.D., Kurt, op. cit., p. 12.

5  Allen, Arthur, Vaccine, The Controversial Story of Medicines Greatest Lifesaver, (New York, New York, W. W. Norton & Company 2007) p. 49-50.

6  Ibid., p. 115, 303.

7  Offit, M.D., Paul A., op. cit., p. 144.

8  Allen, Arthur, op. cit., p. 65, 121.

9  Offit, M.D., Paul A., op. cit., p. 37, 41-42.

10  Ibid., p. 2-3.

11  Allen, Arthur, op. cit., p. 119, 159.

12  Ibid., p. 221.

13  Link, M.D., Kurt, op. cit., p. 101.

14  Offit, M.D., Paul A., op. cit., p. 115.

15  Ibid., p. 130, 156.

16  Allen, Arthur, op. cit., p. 251-256.

17  Wakefield, Andrew J., et al., "Ileal-lymphoid-nodular Hyperplasia, Non-Specific Colitis, and Pervasive Developmental Disorders in Children," The Lancet 351, Issue 9103 (1998), p. 637-41.

18  Mnookin, Seth, op. cit., p. 106-107, 114.

19  Offit, M.D., Paul A., op. cit., p. 167.

20  Mnookin, Seth, op. cit., p. 163.

21 Murch, Simon H., et al., "Retraction of an Interpretation," The Lancet 363, Issue 9411 (2004), p. 750.

22  Mnookin, Seth, op. cit., p. 167.

23  Link, M.D., Kurt, op. cit., p. 21.

24  Ibid., p. 57.

25  Mnookin, Seth, op. cit., p. 277.

26  Synett, Lawerence, "Whooping Cough Strikes Collar Counties," Chicago Tribune, December 6, 2011.

27  Mnookin, Seth, op. cit., p. 19.

28  Allen, Arthur, op. cit., p. 217.

29  Offit, M.D., Paul A., op. cit., p. 102.

30  Link, M.D., Kurt, op. cit., p. 82-84.

31  Allen, Arthur, op. cit., p. 240.

32  Ibid., p. 352, 286.

33  Link, M.D., Kurt, op. cit., p. 163.

34  Offit, M.D., Paul A., op. cit., p. xiv.

5

Wanger USA 2011 Annual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for performance updates for the most recent month-end.

Wanger USA ended 2011 down 3.49%, outperforming the 4.18% decline of its primary benchmark, the Russell 2000 Index. Relative Fund performance was strong through the end of October, but poor performance of the Fund's consumer stocks during the final two months of the year dampened gains.

Winners for the year included Alexion Pharmaceuticals, a biotech company focused on orphan diseases. Its stock rose 77% as its primary drug, Soliris, was approved for treating a severe neurological condition. lululemon athletica suffered from a perceived surplus of inventory during the fourth quarter but still ended the year up 37% on strong sales growth driven by increased awareness of its yoga-inspired athletic apparel. FMC Technologies, up 17% for the year, benefited from higher oil prices and strong demand for its sub-sea wellhead systems. Extra Space Storage, a self-storage facility company, gained 43% on increasing occupancy and rent hikes. Industrial air filtration system manufacturer Donaldson rose 18% in 2011 on market share gains and rapid earnings growth.

Laggards for the annual period included Gaylord Entertainment, an operator of convention hotels. Its stock fell 33% on poor results at its D.C. and Orlando properties. Quicksilver Resources, a natural gas and coal seam gas producer, sank 54% as plans to take the company private fell through and natural gas prices declined. Technology companies Finisar, a manufacturer of telecom equipment, and two semiconductor and related equipment manufacturers, TriQuint Semiconductor and Atmel, saw losses ranging from 34% to 60%. The three stocks soared in 2010, but as sales plateaued in early 2011, the stocks retraced much (and in the case of TriQuint, all) of their prior gains.

As mentioned, the year ended with a downturn in Fund consumer stocks. Teen apparel retailer Abercrombie & Fitch dropped 14% for the year, as profits fell short of expectations due to weak margins in the United States and disappointing European sales. Internet photo-centric retailer Shutterfly fell victim to a fierce price war waged by all the internet photo book and photo card companies this holiday season, resulting in a steep stock drop of 35% for the annual period. Down 39% for the year, snack food distributor Diamond Foods was crushed on news of an accounting controversy regarding the timing of payments made to its walnut suppliers. Women's specialty retailer Talbots ended the year down 76%, suffering from declining sales. We no longer hold the stock in the Fund.

Investors spent much of 2011 focused on what could go wrong at home and abroad. Concern is certainly warranted, but we believe that consideration should also be given to the many things that could go right. U.S. economic indicators could keep improving, the unemployment rate could keep dropping, European sovereign debt yields could retreat, and low stock market valuation multiples could jump higher. Last year, it paid to be a pessimist. We believe that sometime soon, the optimists will reign.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

FMC Technologies	3.7%
lululemon athletica	2.8
Donaldson	2.6
Abercrombie & Fitch	1.7
Alexion Pharmaceuticals	1.6
Extra Space Storage	1.6
Gaylord Entertainment	1.4
Atmel	1.2
Finisar	0.6
Shutterfly	0.4
Diamond Foods	0.3
TriQuint Semiconductor	0.1
Quicksilver Resources	0.1

6

Wanger USA 2011 Annual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through December 31, 2011

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2011, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/11

1. FMC Technologies Oil & Gas Wellhead Manufacturer	3.7%
2. Ametek Aerospace/Industrial Instruments	3.5
3. lululemon athletica Premium Active Apparel Retailer	2.8
4. Nordson Dispensing Systems for Adhesives & Coatings	2.6
5. Donaldson Industrial Air Filtration	2.6
6. Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.5
7. Informatica Enterprise Data Integration Software	2.4
8. Atwood Oceanics Offshore Drilling Contractor	2.3
9. Mettler Toledo Laboratory Equipment	2.1
10. tw telecom Fiber Optic Telephone/Data Services	2.1

Top 5 Industries

As a percentage of net assets, as of 12/31/11

Information	29.8%
Industrial Goods & Services	16.4
Consumer Goods & Services	15.3
Finance	12.2
Energy & Minerals	10.0

Results as of December 31, 2011

	4th quarter	1 year	5 years	10 years
Wanger USA	11.57%	-3.49%	1.48%	6.18%
Russell 2000 Index*	15.47	-4.18	0.15	5.62
Lipper Small-Cap Growth Funds Variable Underlying Index	13.13	-3.55	1.70	4.95

NAV as of 12/31/11: $29.80

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity or life insurance policy or qualified pension or retirement plan. If performance included the effect of these additional charges, it would be lower.

The Fund's annual operating expense ratio is 0.97%. The annual operating expense ratio is as stated in the Fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Small-Cap Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

7

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Number of Shares		Value
	Equities – 99.5%
	Information – 29.8%
	Business Software – 10.1%
413,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	$19,237,540
498,000	Informatica (a) Enterprise Data Integration Software	18,391,140
221,000	Ansys (a) Simulation Software for Engineers and Designers	12,658,880
140,000	NetSuite (a) End to End IT Systems Solution Delivered Over the Web	5,677,000
106,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	5,383,740
153,000	Blackbaud Software & Services for Non-Profits	4,238,100
163,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	4,229,850
132,000	Ariba (a) Cost Management Software	3,706,560
58,000	Advent Software (a) Asset Management & Trading Systems	1,412,880
195,000	Velti (a) (b) Mobile Marketing Software Platform	1,326,000
		76,261,690
	Semiconductors & Related Equipment – 4.0%
1,111,000	Atmel (a) Microcontrollers, Radio Frequency, and Memory Semiconductors	8,999,100
438,000	Microsemi (a) Analog/Mixed-signal Semiconductors	7,336,500
281,000	Monolithic Power Systems (a) High Performance Analog & Mixed-signal Integrated Circuits (ICs)	4,234,670
520,000	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	4,014,400
243,000	Entegris (a) Semiconductor Materials Management Products	2,120,175
205,000	Pericom Semiconductor (a) Interface Integrated Circuits (ICs) & Frequency Control Products	1,560,050
25,000	Hittite Microwave (a) Radio Frequency, Microwave & Millimeterwave Semiconductors	1,234,500
203,000	TriQuint Semiconductor (a) Radio Frequency Semiconductors	988,610
		30,488,005

Number of Shares		Value
	Instrumentation – 3.6%
109,750	Mettler Toledo (a) Laboratory Equipment	$16,211,173
318,000	IPG Photonics (a) Fiber Lasers	10,770,660
		26,981,833
	Telephone and Data Services – 3.2%
830,000	tw telecom (a) Fiber Optic Telephone/Data Services	16,085,400
101,200	AboveNet (a) Metropolitan Fiber Communications Services	6,579,012
197,000	Boingo Wireless (a) Wholesale and Retail WiFi Networks	1,694,200
		24,358,612
	Computer Hardware & Related Equipment – 2.5%
397,000	II-VI (a) Laser Optics and Specialty Materials	7,288,920
110,000	Netgear (a) Networking Products for Small Business & Home	3,692,700
90,000	Zebra Technologies (a) Bar Code Printers	3,220,200
69,000	Amphenol Electronic Connectors	3,131,910
38,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	1,309,100
		18,642,830
	Computer Services – 1.6%
333,000	ExlService Holdings (a) Business Process Outsourcing	7,449,210
405,000	RCM Technologies (a) Technology & Engineering Services	2,097,900
33,000	Syntel Offshore IT Services	1,543,410
345,500	Hackett Group (a) IT Integration & Best Practice Research	1,292,170
		12,382,690

See accompanying notes to financial statements.
8

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Number of Shares		Value
	Gaming Equipment & Services – 1.5%
264,000	Bally Technologies (a) Slot Machines & Software	$10,443,840
42,000	WMS Industries (a) Slot Machine Provider	861,840
		11,305,680
	Telecommunications Equipment – 1.3%
275,800	Finisar (a) Optical Sub-systems and Components	4,618,271
189,000	Polycom (a) Video Conferencing Equipment	3,080,700
133,000	Ixia (a) Telecom Network Test Equipment	1,397,830
135,000	Infinera (a) Optical Networking Equipment	847,800
		9,944,601
	Contract Manufacturing – 0.6%
122,000	Plexus (a) Electronic Manufacturing Services	3,340,360
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	1,536,150
		4,876,510
	Financial Processors – 0.6%
91,000	Global Payments Credit Card Processor	4,311,580
	Business Information & Marketing Services – 0.4%
291,200	Navigant Consulting (a) Financial Consulting Firm	3,322,592
	Internet Related – 0.2%
265,000	US Auto Parts Network (a) Auto Part Online Retailer	1,158,050
33,400	TheStreet.com Financial Information Websites	56,112
		1,214,162
	Radio – 0.1%
300,000	Salem Communications (a) Radio Stations for Religious Programming	771,000

Number of Shares		Value
	TV Broadcasting – 0.1%
472,000	Entravision Communications Spanish Language TV & Radio Stations	$736,320
	Total Information	225,598,105
	Industrial Goods & Services – 16.4%
	Machinery – 13.2%
631,500	Ametek Aerospace/Industrial Instruments	26,586,150
480,200	Nordson Dispensing Systems for Adhesives & Coatings	19,774,636
290,000	Donaldson Industrial Air Filtration	19,743,200
319,000	Pentair Pumps & Water Treatment	10,619,510
297,300	ESCO Technologies Automatic Electric Meter Readers	8,556,294
128,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	5,623,040
82,000	Kennametal Consumable Cutting Tools	2,994,640
44,368	Toro Turf Maintenance Equipment	2,691,363
100,000	Oshkosh Corporation (a) Specialty Truck Manufacturer	2,138,000
9,500	Middleby Corp (a) Manufacturer of Cooking Equipment	893,380
13,078	HEICO FAA Approved Aircraft Replacement Parts	514,619
		100,134,832
	Industrial Materials & Specialty Chemicals – 1.4%
187,000	Drew Industries (a) RV & Manufactured Home Components	4,587,110
176,000	Albany International Paper Machine Clothing and Advanced Textiles	4,069,120
33,000	Albemarle Refinery Catalysts and Other Specialty Chemicals	1,699,830
		10,356,060

See accompanying notes to financial statements.
9

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Number of Shares		Value
	Electrical Components – 0.7%
104,000	Acuity Brands Commercial Lighting Fixtures	$5,512,000
	Steel – 0.6%
320,400	GrafTech International (a) Industrial Graphite Materials Producer	4,373,460
	Waste Management – 0.3%
33,000	Clean Harbors (a) Hazardous Waste Services & Disposal	2,103,090
	Construction – 0.2%
100,000	Fortune Brands Home & Security (a) Home Building Supplies & Small Locks	1,703,000
	Total Industrial Goods & Services	124,182,442
	Consumer Goods & Services – 15.3%
	Retail – 6.5%
462,000	lululemon athletica (a) Premium Active Apparel Retailer	21,556,920
256,000	Abercrombie & Fitch Teen Apparel Retailer	12,503,040
382,000	Pier 1 Imports (a) Home Furnishing Retailer	5,321,260
476,000	Saks (a) (b) Luxury Department Store Retailer	4,641,000
147,000	Shutterfly (a) Internet Photo-centric Retailer	3,345,720
69,500	Teavana (a) (b) Specialty Tea Retailer	1,305,210
116,229	Gaiam (a) Healthy Living Catalogs & E-Commerce	376,582
6,000	The Fresh Market (a) Specialty Food Retailer	239,400
		49,289,132
	Travel – 3.0%
449,700	Gaylord Entertainment (a) Convention Hotels	10,855,758
659,500	Avis Budget Group (a) Second Largest Car Rental Company	7,069,840

Number of Shares		Value
400,000	Hertz (a)	$4,688,000
	Largest U.S. Rental Car Operator
12,000	HomeAway (a) (b) Vacation Rental Online Marketplace	279,000
		22,892,598
	Furniture & Textiles – 1.5%
590,000	Knoll Office Furniture	8,761,500
125,000	Herman Miller Office Furniture	2,306,250
		11,067,750
	Apparel – 1.2%
108,500	Warnaco Group (a) Global Branded Apparel Manufacturer	5,429,340
100,000	True Religion Apparel (a) Premium Denim	3,458,000
		8,887,340
	Other Consumer Services – 1.0%
163,000	Lifetime Fitness (a) Sport & Fitness Club Operator	7,620,250
	Consumer Goods Distribution – 0.9%
232,000	Pool Distributor of Swimming Pool Supplies & Equipment	6,983,200
	Casinos & Gaming – 0.5%
392,000	Pinnacle Entertainment (a) Regional Casino Operator	3,982,720
	Other Durable Goods – 0.3%
85,000	Jarden Branded Household Products	2,539,800
	Food & Beverage – 0.3%
76,000	Diamond Foods Snack Foods and Culinary Ingredients	2,452,520
	Leisure Products – 0.1%
45,000	Skullcandy (a) (b) Lifestyle Branded Headphones	563,400
	Total Consumer Goods & Services	116,278,710

See accompanying notes to financial statements.
10

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Number of Shares		Value
	Finance – 12.2%
	Banks – 6.3%
253,000	Lakeland Financial Indiana Bank	$6,545,110
480,000	Valley National Bancorp (b) New Jersey/New York Bank	5,937,600
161,194	Hancock Holding Gulf Coast Bank	5,153,372
107,000	SVB Financial Group (a) Bank to Venture Capitalists	5,102,830
284,000	MB Financial Chicago Bank	4,856,400
421,000	Associated Banc-Corp Midwest Bank	4,702,570
368,000	TCF Financial Great Lakes Bank	3,797,760
666,200	First Busey Illinois Bank	3,331,000
70,000	City National Bank & Asset Manager	3,092,600
292,460	Pacific Continental Bank Pacific Northwest Bank	2,588,271
97,700	Sandy Spring Bancorp Baltimore, D.C. Bank	1,714,635
504,451	Guaranty Bancorp (a) Colorado Bank	741,543
32,482	Green Bankshares (a) Tennessee Bank	40,927
		47,604,618
	Finance Companies – 3.1%
138,000	World Acceptance (a) Personal Loans	10,143,000
146,900	McGrath Rentcorp Temporary Space & IT Rentals	4,258,631
258,600	H&E Equipment Services (a) Heavy Equipment Leasing	3,470,412
201,000	CAI International (a) International Container Leasing	3,107,460
60,000	Textainer Group Holdings Top International Container Leasor	1,747,200
27,500	Aaron's Rent to Own	733,700
		23,460,403

Number of Shares		Value
	Savings & Loans – 1.2%
408,600	ViewPoint Financial Texas Thrift	$5,315,886
142,000	Berkshire Hills Bancorp Northeast Thrift	3,150,980
52,011	Kaiser Federal Los Angeles Savings & Loan	666,781
		9,133,647
	Insurance – 0.9%
146,500	Leucadia National Insurance Holding Company	3,331,410
19,000	Enstar Group (a) Insurance/Reinsurance & Related Services	1,865,800
27,000	Allied World Holdings Commercial Lines Insurance/Reinsurance	1,699,110
		6,896,320
	Brokerage & Money Management – 0.7%
206,000	SEI Investments Mutual Fund Administration & Investment Management	3,574,100
85,000	Eaton Vance (b) Specialty Mutual Funds	2,009,400
		5,583,500
	Total Finance	92,678,488
	Energy & Minerals – 10.0%
	Oil Services – 6.5%
542,800	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	28,350,444
436,100	Atwood Oceanics (a) Offshore Drilling Contractor	17,352,419
117,000	Hornbeck Offshore (a) Supply Vessel Operator in U.S. Gulf of Mexico	3,629,340
		49,332,203
	Oil & Gas Producers – 2.6%
92,000	SM Energy Oil and Gas Producer	6,725,200
81,000	Rosetta Resources (a) Oil and Gas Producer Exploring in South Texas and Montana	3,523,500

See accompanying notes to financial statements.
11

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Number of Shares		Value
	Oil & Gas Producers – 2.6% (cont)
83,000	Swift Energy (a) Oil and Gas Exploration and Production	$2,466,760
74,800	Oasis Petroleum (a) Oil Producer in North Dakota	2,175,932
166,000	Houston American Energy (a) (b) Oil and Gas Exploration/Production in Colombia	2,023,540
63,000	Northern Oil & Gas (b) Small E&P Company in North Dakota Bakken	1,510,740
16,600	Petroleum Development Corporation (a) Oil & Gas Producer in U.S.	582,826
63,200	Quicksilver Resources (a) Natural Gas and Coal Steam Gas Producer	424,072
		19,432,570
	Mining – 0.9%
56,000	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	6,381,200
100,000	Augusta Resource (b) U.S. Copper/Molybdenum Mine	310,000
		6,691,200
	Total Energy & Minerals	75,455,973
	Health Care – 9.9%
	Biotechnology & Drug Delivery – 5.0%
254,000	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	8,732,520
368,000	Seattle Genetics (a) (b) Antibody-based Therapies for Cancer	6,151,120
100,000	Onyx Pharmaceuticals (a) Commercial-stage Biotech Focused on Cancer	4,395,000
191,800	Auxilium Pharmaceuticals (a) Biotech Focused on Niche Disease Areas	3,822,574
506,900	Micromet (a) (b) Next-generation Antibody Technology	3,644,611
495,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	3,262,050
411,000	Isis Pharmaceuticals (a) Biotech Pioneer in Anti-sense Drugs	2,963,310
455,000	Chelsea Therapeutics International (a) Biotech Focused on Rare Diseases	2,334,150
161,000	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	2,028,600

Number of Shares		Value
128,000	Anthera Pharmaceuticals (a)	$785,920
	Biotech Focused on Cardiovascular, Cancer & Immunology
		38,119,855
	Medical Equipment & Devices – 3.3%
171,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	12,226,500
143,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	6,297,720
68,000	Gen-Probe (a) Molecular In-vitro Diagnostics	4,020,160
83,000	Hill-Rom Holdings Hospital Beds/Patient Handling	2,796,270
		25,340,650
	Medical Supplies – 0.8%
164,600	Cepheid (a) Molecular Diagnostics	5,663,886
	Pharmaceuticals – 0.7%
432,600	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	4,810,512
45,000	Horizon Pharma (a) (b) Specialty Pharma Company	180,000
116,100	Alimera Sciences (b) Ophthalmology-focused Pharmaceutical Company	145,125
		5,135,637
	Health Care Services – 0.1%
100,000	Health Management Associates (a) Non-urban Hospitals	737,000
	Total Health Care	74,997,028
	Other Industries – 5.9%
	Real Estate – 5.0%
503,000	Extra Space Storage Self Storage Facilities	12,187,690
459,600	BioMed Realty Trust Life Science-focused Office Buildings	8,309,568
935,000	Kite Realty Group Community Shopping Centers	4,216,850
90,000	Kilroy Realty West Coast Office and Industrial Properties	3,426,300

See accompanying notes to financial statements.
12

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Number of Shares		Value
	Real Estate – 5.0% (cont)
122,200	Dupont Fabros Technology (b) Technology-focused Office Buildings	$2,959,684
264,000	Education Realty Trust Student Housing	2,700,720
119,000	Associated Estates Realty Multi-family Properties	1,898,050
341,000	DCT Industrial Trust Industrial Properties	1,745,920
		37,444,782
	Transportation – 0.9%
100,500	World Fuel Services Global Fuel Broker	4,218,990
134,487	Rush Enterprises Class A (a) Truck Sales and Service	2,813,468
		7,032,458
	Total Other Industries	44,477,240
Total Equities (Cost: $491,842,040) – 99.5%		753,667,986
Securities Lending Collateral – 2.6%
19,497,407	Dreyfus Government Cash Management Fund (c) (7 day yield of 0.00%)	19,497,407
Total Securities Lending Collateral (Cost: $19,497,407)		19,497,407
Total Investments (Cost: $511,339,447) – 102.1% (d)		773,165,393
Obligation to Return Collateral for Securities Loaned – (2.6)%		(19,497,407)
Cash and Other Assets Less Liabilities – 0.5%		3,893,641
Total Net Assets – 100.0%		$757,561,627

ADR = American Depositary Receipts

Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $18,900,469.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  At December 31, 2011, for federal income tax purposes, the cost of investments was $514,622,991 and net unrealized appreciation was $258,542,402 consisting of gross unrealized appreciation of $304,085,857 and gross unrealized depreciation of $45,543,455.

  At December 31, 2011, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	29.8
Industrial Goods & Services	16.4
Consumer Goods & Services	15.3
Finance	12.2
Energy & Minerals	10.0
Health Care	9.9
Other Industries	5.9
99.5
Securities Lending Collateral	2.6
Obligation to Return Collateral for Securities Loaned	(2.6)
Cash and Other Assets less Liabilities	0.5
100.0

See accompanying notes to financial statements.
13

Wanger USA 2011 Annual Report

Wanger USA

Statement of Investments, December 31, 2011

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

  The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$225,598,105	$—	$—	$225,598,105
Industrial Goods & Services	124,182,442	—	—	124,182,442
Consumer Goods & Services	116,278,710	—	—	116,278,710
Finance	92,678,488	—	—	92,678,488
Energy & Minerals	75,455,973	—	—	75,455,973
Health Care	74,997,028	—	—	74,997,028
Other Industries	44,477,240	—	—	44,477,240
Total Equities	753,667,986	—	—	753,667,986
Total Securities Lending Collateral	19,497,407	—	—	19,497,407
Total Investments	$773,165,393	$—	$—	$773,165,393

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities Health Care	$1,137	$(1,037,369)	$1,036,232	$—	$—	$—	$—	$—

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0.

See accompanying notes to financial statements.
14

Wanger USA 2011 Annual Report

Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments, at cost	$511,339,447
Investments, at value (including securities on loan of $18,900,469)	$773,165,393
Cash	3,262,581
Receivable for:
Investments sold	1,795,707
Fund shares sold	325,252
Securities lending income	9,148
Dividends	402,150
Trustees' deferred compensation plan	92,539
Prepaid expenses	11,579
Total Assets	779,064,349
Liabilities:
Collateral on securities loaned	19,497,407
Payable for:
Investments purchased	1,006,258
Fund shares repurchased	744,073
Investment advisory fee	17,584
Administration fee	1,042
Transfer agent fee	2
Trustees' fees	3,788
Custody fee	4,750
Reports to shareholders	74,692
Chief compliance officer expenses	2,172
Trustees' deferred compensation plan	92,539
Other liabilities	58,415
Total Liabilities	21,502,722
Net Assets	$757,561,627
Composition of Net Assets:
Paid-in capital	$460,092,400
Accumulated net investment loss	(87,823)
Accumulated net realized gain	35,731,117
Net unrealized appreciation on investments	261,825,933
Net Assets	$757,561,627
Fund Shares Outstanding	25,421,349
Net asset value, offering price and redemption price per share	$29.80

Statement of Operations
For the Year Ended December 31, 2011

Investment Income:
Dividends (net foreign taxes withheld of $9,525)	$4,454,649
Interest income	746
Securities lending income, net	185,142
Total Investment Income	4,640,537
Expenses:
Investment advisory fee	7,388,489
Administration fee	430,769
Transfer agent fee	704
Trustees' fees	49,071
Custody fee	30,527
Reports to shareholders	60,787
Professional fees	109,398
Chief compliance officer expenses (See Note 4)	33,936
Other expenses (See Note 5)	32,111
Total Expenses	8,135,792
Advisory fee waiver (See Note 4)	(88,626)
Custody earnings credit	(2)
Net Expenses	8,047,164
Net Investment Loss	(3,406,627)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	40,209,704
Net realized gain	40,209,704
Net change in unrealized appreciation (depreciation) on:
Investments	(61,499,216)
Net change in unrealized depreciation	(61,499,216)
Net Loss	(21,289,512)
Net Decrease in Net Assets from Operations	$(24,696,139)

See accompanying notes to financial statements.
15

Wanger USA 2011 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations:
Net investment loss	$(3,406,627)	$(3,576,723)
Net realized gain (loss) on:
Unaffiliated investments	40,209,704	146,415,741
Affiliated investments	—	(1,462,746)
Reimbursement from transaction costs	—	19,197
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(61,499,216)	50,758,257
Affiliated investments	—	(2,077,908)
Net Increase (Decrease) in Net Assets from Operations	(24,696,139)	190,075,818
Distributions to Shareholders:
From net realized gains	(78,451,985)	—
Total Distributions to Shareholders	(78,451,985)	—
Share Transactions:
Subscriptions	40,742,221	40,189,516
Distributions reinvested	78,451,985	—
Redemptions	(169,908,230)	(595,995,083)
Net Decrease from Share Transactions	(50,714,024)	(555,805,567)
Total Decrease in Net Assets	(153,862,148)	(365,729,749)
Net Assets:
Beginning of period	911,423,775	1,277,153,524
End of period	$757,561,627	$911,423,775
Accumulated net investment loss at end of period	$(87,823)	$(121,588)

See accompanying notes to financial statements.
16

Wanger USA 2011 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$33.86		$27.45		$19.30	$36.26	$36.36
Income from Investment Operations:
Net investment loss (a)	(0.13)		(0.10)		(0.06)	(0.07)	(0.05	)(b)
Net realized and unrealized gain (loss) on investments	(0.82)		6.51		8.21	(13.16)	1.91
Total from Investment Operations	(0.95)		6.41		8.15	(13.23)	1.86
Less Distributions to Shareholders:
From net realized gains	(3.11)		—		—	(3.73)	(1.96)
Total Distributions to Shareholders	(3.11)		—		—	(3.73)	(1.96)
Net Asset Value, End of Period	$29.80		$33.86		$27.45	$19.30	$36.26
Total Return (c)	(3.49	)%(d)	23.35	%(d)	42.23%	(39.68)%	5.39%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.93%		0.97%		0.98%	0.96%	0.95%
Interest expense	—		0.00	%(f)	—	—	—
Interest expense waiver	—		0.00	%(f)	—	—	—
Net expenses (e)	0.93%		0.97%		0.98%	0.96%	0.95%
Net investment loss (e)	(0.40)%		(0.35)%		(0.29)%	(0.26)%	(0.15)%
Waiver/Reimbursement	0.01%		0.01%		—	—	—
Portfolio turnover rate	10%		27%		30%	22%	27%
Net assets, end of period (000s)	$757,562		$911,424		$1,277,154	$952,249	$1,688,040

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
17

Wanger USA 2011 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and nonqualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the latest bid quotations.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund's lending agent, and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned by the Fund as of December 31, 2011, is included in the Statement of Operations.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes

18

Wanger USA 2011 Annual Report

Notes to Financial Statements, continued

substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from differing treatment of net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$3,440,392	$(369,603)	$(3,070,789)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	December 31, 2011	December 31, 2010
Ordinary Income*	$—	$—
Long-Term Capital Gains	78,451,985	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$—	$39,014,662	$258,542,402

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

19

Wanger USA 2011 Annual Report

Notes to Financial Statements, continued

For the year ended December 31, 2011, the effective investment advisory fee rate, net of fee waivers, was 0.85% of the Fund's average daily net assets.

Effective April 30, 2010, CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.85% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement to the Fund for the year ended December 31, 2011 was $88,626.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up $4 billion to	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2011, the effective administration fee rate was 0.05% of the Fund's average daily net assets. Columbia Management provides certain sub-administrative services to the Fund.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, serves as the Fund's distributor and principal underwriter.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement from the Fund for certain out-of-pocket expenses.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

5.  Borrowing Arrangements

Effective July 22, 2011, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. The Trust enters into this line of credit for one year durations.

Prior to July 22, 2011, the Trust participated in a $150 million credit facility with State Street Bank and Trust Company (State Street) under similar lending terms. The commitment fee under the State Street arrangement was 0.125% per annum of the unutilized line of credit.

No amounts were borrowed by the Fund under either facility during the year ended December 31, 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	1,244,190	1,377,861
Shares issued in reinvestment of dividend distributions	2,434,129	—
Less shares redeemed	(5,174,081)	(20,982,637)
Net decrease in shares outstanding	(1,495,762)	(19,604,776)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2011, were $85,431,303 and $218,818,159, respectively.

8.  Shareholder Concentration

At December 31, 2011, two unaffiliated shareholder accounts owned 29.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholder accounts owned 57.0% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a

20

Wanger USA 2011 Annual Report

Notes to Financial Statements, continued

response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

21

Wanger USA 2011 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 17, 2012

22

Wanger USA 2011 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $41,043,006, or, if subsequently determined to be different, the net capital gain of such year.

23

Wanger USA 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the four series of Wanger Advisors Trust and for each of the eight series of Columbia Acorn Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 46, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Columbia Acorn Trust

Michelle L. Collins, 51, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	12	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.

Maureen M. Culhane, 63, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Columbia Acorn Trust

Margaret M. Eisen, 58, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.

John C. Heaton, 52, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; James H. Lorie Professor of Finance, University of Chicago Booth School of Business, July 2000 – July 2006; financial consultant since 2004.		Columbia Acorn Trust

Steven N. Kaplan, 52, Trustee and Vice Chair	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1998.	12	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

24

Wanger USA 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

Allan B. Muchin, 75, Trustee (1)	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	12	Columbia Acorn Trust

David J. Rudis, 58, Trustee (2)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 – 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 – 2007.	12	Columbia Acorn Trust

David B. Small, 55, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 58, Trustee and President (3)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 77, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 45, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None

Robert A. Chalupnik, 45, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 1998. Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None

Michael G. Clarke, 42, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None

Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	12	None

P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None

Fritz Kaegi, 40, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2004. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

John Kunka, 41, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment adviser), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	12	None

25

Wanger USA 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)

Stephen Kusmierczak, 44, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2001. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Joseph C. LaPalm, 42, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	12	None

Bruce H. Lauer, 54, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None

Louis J. Mendes III, 47, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Robert A. Mohn, 50, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors since August 1992.	12	None

Christopher J. Olson, 47, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.	12	None

Scott R. Plummer, 52, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, legacy RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds since May 2010.	12	None

Christopher O. Petersen, 42, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of legacy RiverSource Funds since January 2007.	12	None

Robert P. Scales, 59, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None

Andreas Waldburg-Wolfegg, 45, Vice President	2011	Portfolio Manager and analyst of CWAM since 2002. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

26

Wanger USA 2011 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Wanger Advisors Trust: (continued)

Linda Roth-Wiszowaty, 42, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Muchin retired at the end of calendar year 2011.

(2)  Prior to December 31, 2011, Mr. Rudis was considered an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive. The Order expired with respect to Wanger Advisors Trust on December 31, 2011.

(3)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

27

Wanger USA 2011 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

28

Columbia Wanger Funds

© 2012 Columbia Management Investments Advisers, LLC. All rights reserved.

C-1456 C (2/12) 132421

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Michelle L. Collins, Maureen M. Culhane and John C. Heaton, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Collins, Ms. Culhane and Mr. Heaton are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$96,700	$93,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$39,900	$7,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing. Fiscal year 2011, also includes agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$25,000	$26,200

Tax Fees incurred in both fiscal years 2011 and 2010 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$65,000	$135,000

In both fiscal years 2011 and 2010, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2011 and December 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$129,900	$168,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 21, 2012

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 21, 2012